UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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PHARMATHENE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 29, 2016

Dear Stockholder:

You are cordially invited to attend the 2016 Annual Meeting of Stockholders of PharmAthene, Inc., to be held on Wednesday, June 1, 2016 at 10:00 a.m. (Eastern Time) at the offices of Dentons US LLP at 1900 K Street, NW, Washington, DC 20006. Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting of Stockholders and proxy statement.

We hope that you will be able to attend the Annual Meeting. Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Therefore, we urge you to submit your proxy by signing, dating and returning the enclosed proxy card in the envelope provided at your earliest convenience. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy card.

On behalf of PharmAthene, I would like to express our appreciation for your support and continued interest in the affairs of the Company. We look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ John M. Gill

John M. Gill
President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 1, 2016

To our Stockholders:

You are cordially invited to attend the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of PharmAthene, Inc. (the "Company") to be held on Wednesday, June 1, 2016 at 10:00 a.m. (Eastern Time) at the offices of Dentons US LLP at 1900 K Street, NW, Washington, DC 20006. The purpose of the Annual Meeting will be to consider the following proposals:

1.	to elect six (6) directors to the Board of Directors to serve until our 2017 Annual Meeting of Stockholders and until their successors have been elected and qualified (“proposal 1”);

2.	to ratify the Company’s Tax Benefit Preservation Plan (a shareholder rights plan) designed to protect the tax benefits of the Company’s net operating loss carryforwards (“proposal 2”);

3.	to ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as our independent registered accounting firm for the fiscal year ending December 31, 2016 ("proposal 3"); and

4.	to transact such other business as may properly come before the Annual Meeting and any adjournment or postponement of the Annual Meeting.

You are entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements of the Annual Meeting, if you were the holder of record of any shares of our common stock at the close of business on April 20, 2016, the record date for the Annual Meeting fixed by the Board.

Our Board of Directors recommends that our stockholders vote FOR each of the nominees for director named in the proxy statement, and FOR each of proposals 2 and 3. Our stockholders may also be asked to consider and act upon any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof. The vote of each stockholder is important to us. If you do not expect to attend the meeting in person and desire to have your shares represented and voted at the meeting, please fill in, sign, date and promptly return the enclosed proxy card in the accompanying envelope. No postage is necessary if mailed in the United States. Please see the instructions on your proxy card. If you attend the Annual Meeting, you may revoke your proxy and vote in person.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, which is not part of the proxy soliciting material, is enclosed. This Notice of Annual Meeting of Stockholders and the accompanying proxy materials are first being mailed out to stockholders on or about May 2, 2016.

By Order of the Board of Directors,

/s/ John M. Gill

John M. Gill
President and Chief Executive Officer
Annapolis, Maryland
April 29, 2016

PHARMATHENE, INC.

Proxy Statement for 2016 Annual Meeting of Stockholders
to be Held June 1, 2016

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PHARMATHENE, INC.
One Park Place, Suite 450
Annapolis, Maryland 21401

Proxy Statement
2016 Annual Meeting of Stockholders
to be held June 1, 2016

General Information and Questions and Answers about the Proxy Materials and Voting

Purpose of this Proxy Statement

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of PharmAthene, Inc., a Delaware corporation (“PharmAthene”, the “Company”, “we”, “us” or “ours”), for the 2016 Annual Meeting of Stockholders of PharmAthene (the “Annual Meeting”) to be held on Wednesday, June 1, 2016, and any adjournments or postponements thereof, for the purposes set forth in the attached Notice of Annual Meeting of Stockholders and more fully described in this proxy statement. This proxy statement, PharmAthene’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, and the accompanying proxy card (including voting instructions) are first being mailed to stockholders on or about May 1, 2016.

Time and Place of Annual Meeting

The Annual Meeting will be held on Wednesday, June 1, 2016 at 10:00 a.m. (Eastern Time) at the offices of Dentons US LLP at 1900 K Street, NW, Washington, DC 20006.

Lists of Stockholders

In accordance with Delaware law, lists of our stockholders who are entitled to vote at the Annual Meeting will be available for inspection by any stockholder present at the Annual Meeting and, for ten days prior to the Annual Meeting, by any stockholder, for purposes germane to the meeting, at our offices located at One Park Place, Suite 450, Annapolis, Maryland 21401 and at the offices of Dentons US LLP in Washington, DC. Any inspection of these lists prior to the Annual Meeting must be conducted between 9:30 A.M. and 4:30 P.M. (Eastern Time). Please contact our Corporate Secretary before going to conduct any inspection prior to the Annual Meeting.

What is Being Voted On?

The following proposals are expected to be considered and voted upon at the Annual Meeting:

1.	to elect six (6) directors (the “Director Nominees”) to the Board of Directors to serve until our 2017 Annual Meeting of Stockholders and until their successors have been elected and qualified (“proposal 1”);

2.	to ratify the Company’s Tax Benefit Preservation Plan (a shareholder rights plan) (the "Tax Benefit Preservation Plan") designed to protect the tax benefits of the Company’s net operating loss carryforwards (“proposal 2”);

3.	to ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as our independent registered accounting firm for the fiscal year ending December 31, 2016 ("proposal 3"); and

4.	to transact such other business as may properly come before the Annual Meeting and any adjournment or postponement of the Annual Meeting.

Who Can Vote and On Which Proposals May I Vote?

If you owned any shares of our common stock on April 20, 2016, as reflected in our stock register, you may vote at the Annual Meeting on the proposals listed above.

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What Number of Shares are Outstanding?

At the close of business on April 20, 2016, 65,591,840 shares of common stock were outstanding. Each share of common stock is entitled to one vote.

Who is a Record Holder?

You may own common stock either (1) directly in your name, in which case you are the record holder of such shares, or (2) indirectly through a broker, bank or other nominee, in which case such broker, bank or other nominee is the record holder and your shares are referred to as being held in “street name.”

If your shares are registered directly in your name, we are sending these proxy materials directly to you. If the record holder of your shares is a broker, bank or other nominee, you will receive proxy materials from such record holder.

What is a Quorum?

A quorum is the number of shares that must be represented in person or by proxy in order for business to be transacted at the Annual Meeting. A quorum will be present at the Annual Meeting if holders of a majority of the shares of our common stock entitled to vote at the Annual Meeting are present in person or by proxy. Abstentions will count as present for the purpose of establishing a quorum, while broker non-votes will not. If a quorum is not present or represented by proxy, the holders of a majority of the shares entitled to vote at the Annual Meeting who are present in person or represented by proxy may adjourn the Annual Meeting to another date.

What are “Broker Non-Votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker, bank or other nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker, bank or other nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker, bank or other nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. The election of directors and the ratification of the Tax Benefit Preservation Plan (i.e., proposals 1 and 2) are considered to be “non-routine” matters; as such, if you hold your shares in street name and do not give voting instructions to the broker, bank or other nominee holding your shares, your shares will not be voted with respect to these proposals. This is what is referred to as a “broker non-vote.”

How many Votes are Required to Approve a Proposal?

A Director Nominee is elected to our Board (proposal 1) if he receives the favorable vote of a plurality of the votes cast by the shares of our common stock that are entitled to vote and are present in person or represented by proxy at the Annual Meeting. Thus, a Director Nominee may be elected even if the Director Nominee receives votes from less than a majority of the shares represented at the meeting.

The ratification of the Tax Benefit Preservation Plan (a shareholder rights plan) (proposal 2) requires the affirmative (“FOR”) vote of the majority of the shares of our common stock present, in person or by proxy, and entitled to vote on the matter. Abstentions will count as votes “AGAINST” these proposals.

The proposal to approve the ratification of the selection of our independent registered public accounting firm (proposal 3) requires the favorable vote of a majority of the shares of our common stock that are entitled to vote and are present in person or represented by proxy at the Annual Meeting.

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How Do I Vote?

Record Holders: You may vote in person at the Annual Meeting or you may give us your proxy. We recommend you vote by proxy even if you plan to attend the Annual Meeting, as you can always change your vote at the Annual Meeting.

Shares Held by Brokers, Banks or Other Nominees: If your shares are held by a broker, bank or other nominee, you will receive instructions from such nominee that you must follow in order to have your shares voted.

If you plan to attend the Annual Meeting and vote in person, you will need to contact the broker, bank or other nominee to obtain evidence of your ownership of common stock as of April 20, 2016.

If you hold your shares in “street name,” your shares may be voted even if you do not vote or attend the Annual Meeting. However, your broker, bank or other nominee cannot vote your shares with respect to non-routine proposals without specific instructions from you. If you do not provide instructions with your proxy with respect to non-routine matters such as the election of directors and Tax Benefit Preservation Plan, your broker, bank or other nominee must deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a broker, bank or other nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will not count for purposes of determining the number of votes cast, with respect to which a broker non-vote will have the same effect as a vote “AGAINST” the proposal. You should instruct your broker, bank or other nominee to vote your shares in accordance with directions that you provide.

The method by which you vote will in no way limit your right to vote at the Annual Meeting if you later decide to attend in person.

How Are My Shares of Common Stock Voted If I Give You My Proxy?

If you give us your proxy to vote your shares of common stock, we will be authorized to vote your shares of common stock, but only in the manner you direct. You may direct us to vote for all, some or none of the Director Nominees. You may direct us to vote your shares of common stock for or against the proposal to ratify the Tax Benefit Preservation Plan and proposal to ratify the appointment of Ernst & Young LLP as our independent registered accounting firm for the fiscal year ending December 31, 2016. You may also abstain from voting.

Subject to the rules on “broker non-votes” described above for “street name” holders, if you give us your proxy with instructions to vote your shares of common stock and do not withhold authority to vote for the election of any of the Director Nominees, all of your shares of common stock will be voted for the election of each Director Nominee. Subject to the rules on “broker non-votes,” if you withhold authority to vote your shares of common stock for any Director Nominee, none of your shares of common stock will be voted for that candidate, but all of your shares of common stock will be voted for the election of each Director Nominee for whom you have not withheld authority to vote.

As to the proposal to ratify the appointment of Ernst & Young LLP as our independent registered accounting firm for the fiscal year ending December 31, 2016, if you give us your proxy to vote your shares of common stock but do not specify how you want your shares voted, your shares of common stock will be voted in favor of these proposals, subject to the rules on “broker non-votes.”

As to the proposal to ratify the Tax Benefit Preservation Plan, if you give us your proxy to vote your shares of common stock but do not specify how you want your shares voted, your shares of common stock will be voted "FOR" this proposal.

Subject to the rules on “broker non-votes,” if you give us your proxy to vote your shares of common stock and any additional business properly comes before our stockholders for a vote at the Annual Meeting, the persons named in the enclosed proxy card will vote your shares of common stock on those matters as instructed by our Board or, in the absence of any express instructions, in accordance with their own best judgment. As of the date of this proxy statement, we were not aware of any other matter to be raised at the Annual Meeting.

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How Can I Revoke My Proxy or Change My Vote?

You can revoke your proxy at any time before it is exercised by timely delivery of a properly executed, later-dated proxy (by any method available for giving your original proxy), by sending us a written notice of your desire to revoke your proxy at the following address: PharmAthene, Inc., One Park Place, Suite 450, Annapolis, Maryland 21401, c/o Corporate Secretary, or by voting in person at the meeting. However, your proxy will not automatically be revoked merely because you attend the Annual Meeting.

What Happens if a Nominee Becomes Unavailable?

If any of our Director Nominees becomes unavailable for any reason before the election, we may reduce the number of directors serving on our Board or a substitute candidate may be designated. We do not anticipate that any nominee will be unable to stand for election, but if that happens, a proxy will be voted in favor of another director nominated by the Board.

Why Did I Receive More Than One Proxy Card?

You may receive more than one proxy card depending on how you hold your shares. If you hold your shares through someone else, such as a broker, bank or other nominee, you may receive materials from them asking you how you want your shares voted.

Who Will Pay the Expenses of Proxy Distribution?

The Company will pay the expenses of the preparation of the proxy materials and the solicitation of proxies. Proxies may be solicited on behalf of the Company by directors, officers or employees of the Company, who will receive no additional compensation for soliciting, in person or by telephone, e-mail or facsimile or other electronic means. In accordance with the regulations of the Securities and Exchange Commission (the “SEC”) and the NYSE MKT, we will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to beneficial owners of the Company’s common stock.

Are Proxy Materials available on the Internet?

Yes. Please see the notice below:

Important notice regarding the availability of proxy materials for the Annual Meeting of Stockholders to be held on June 1, 2016:

Our Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2015 are available on the following Web site under “SEC Filings”: http://ir.pharmathene.com

Who Can Help Answer My Questions?

If you have questions about any of the proposals, you may write or call PharmAthene, Inc. at One Park Place, Suite 450, Annapolis, Maryland 21401, (410) 269-2600, Attention: Corporate Secretary.

You may also obtain additional information about PharmAthene from documents filed with the SEC by following the instructions in the section entitled “Other Information.”

Other Business

Our Board of Directors knows of no other matters to be presented for stockholder action at the Annual Meeting. If other matters are properly brought before the Annual Meeting, the persons named as proxies in the accompanying proxy card intend to vote the shares represented by them in accordance with their best judgment or as recommended by the Board.

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PROPOSAL 1

ELECTION OF DIRECTORS

PharmAthene’s directors are elected at each annual meeting of stockholders and hold office until the next annual meeting of stockholders and until their successors have been elected and qualified. Our Bylaws provide that the number of Directors constituting the entire Board shall be not less than one nor more than nine as determined by resolution of the Board. Our Board currently has six Directors.

The Board has nominated as Director Nominees John M. Gill, Eric I. Richman, Jeffrey W. Runge, M.D., Mitchel B. Sayare, Ph.D., Derace L. Schaffer, M.D. and Steven St. Peter, M.D. to serve until our 2017 Annual Meeting of Stockholders and until their successors have been elected and qualified. All Director Nominees are currently directors of PharmAthene. Each Director Nominee has indicated to the Company that he will serve if elected. We do not anticipate that any Director Nominee will be unable to stand for election, but if that happens, a proxy will be voted in favor of another Director nominated by the Board.

Director Nominees

Set forth below is information regarding each Director Nominee.

Name	Age	Position
John M. Gill	64	Director, President and Chief Executive Officer
Eric I. Richman	55	Director
Jeffrey W. Runge, M.D.*	60	Director
Mitchel B. Sayare, Ph.D.*	68	Chairman of the Board
Derace L. Schaffer, M.D.*	68	Director
Steven St. Peter, M.D.*	49	Director

*	Currently independent director.

John M. Gill. Mr. Gill has served as a member of the Board since August 2007 and from February 2004 to August 2007 served as a member of the Board and as Chairman of the Audit Committee of our predecessor, privately-held PharmAthene (“Former PharmAthene”). On March 12, 2015, Mr. Gill became our President and Chief Executive Officer. Mr. Gill is expected to devote necessary time to carry out his duties as President and Chief Executive Officer, and although he does not have other employment, he is not expected to devote his full time to the business of the Company. From 2003 to 2013, Mr. Gill served as the President, Chief Executive Officer, co-founder and a Director of TetraLogic Pharmaceuticals Corporation, a public biopharmaceutical company. He is also an advisor or director of other private companies, the Kimmel Cancer Center at Thomas Jefferson University, and other non-profit community organizations. Mr. Gill has previously held positions at 3-Dimensional Pharmaceuticals and SmithKline Beecham. Mr. Gill earned a B.A. from Rutgers University. Mr. Gill was chosen to serve as a director of the Company because of his executive and Board experience in the pharmaceutical industry and his substantial financial knowledge and expertise.

Eric I. Richman. Mr. Richman has served as a member of the Board since May 2010. Mr. Richman was appointed our President and Chief Operating Officer in March 2010, our interim Chief Executive Officer in May 2010 and our Chief Executive Officer in October 2010. He served as our President and Chief Executive Officer through March 11, 2015. Prior to his March 2010 appointment, Mr. Richman was our Senior Vice President, Business Development and Strategic Planning since August 2003. Prior to joining the Company, Mr. Richman held various commercial and strategic positions of increasing responsibility over a 12 year period at MedImmune, Inc. from its inception and was Director, International Commercialization at that company. Mr. Richman previously served as director of Lev Pharmaceuticals (until its acquisition by ViroPharma Incorporated in 2008) and American Bank (until its acquisition by Congressional Bancshares in 2015) and has been serving as director of ADMA Biologics, Inc. since 2007 and director of Therabron Therapeutics, Inc. Mr. Richman earned a B.S. in biomedical science from the Sophie Davis School of Biomedical Education (CUNY Medical School) and a M.B.A. from the American Graduate School of International Management. Mr. Richman was chosen to serve on the Board because of his years of experience as executive officer at the Company and his experience in the areas of business development and commercialization. As our former Chief Executive Officer, Mr. Richman provides the Board with critical insight into the day-to-day operations of the Company.

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Jeffrey W. Runge, M.D. Dr. Runge has served as a member of the Board since December 2009. Dr. Runge is a former Principal at The Chertoff Group, a firm providing advisory services in business risk management, homeland security and homeland defense, where he now serves as senior advisor for biodefense and the health sector. He is also the President and founder of Biologue, Inc., which provides consulting in biodefense, medical preparedness and injury prevention and control. Dr. Runge is an Adjunct Professor of Emergency Medicine at the University of North Carolina (UNC) — Chapel Hill and is the Director of the National Collaborative for Bio-Preparedness, a national biodefense asset under development for the Department of Homeland Security (DHS). From 2001 through August of 2008, Dr. Runge served in the Bush administration, first as the head of the National Highway Traffic Safety Administration, and, beginning in September 2005, as the Department of Homeland Security’s first Chief Medical Officer. Dr. Runge founded the DHS Office of Health Affairs in 2007 and was confirmed by the Senate as DHS’s first Assistant Secretary for Health Affairs in December of 2007. Dr. Runge also served as Acting DHS Undersecretary for Science and Technology from February through August 2006. In his role at DHS, Dr. Runge oversaw the operations of the department’s biodefense activities, medical preparedness and workforce health protection, including managing DHS’ role in Project BioShield, working with the various federal departments on medical countermeasure assurance. Prior to joining DHS, Dr. Runge was Assistant Chairman of the Department of Emergency Medicine at the Carolinas Medical Center in Charlotte, North Carolina, from 1984 through 2001. Dr. Runge served on the board of directors of Conmed Corporation in 2011 and 2012. Dr. Runge earned a M.D. from the Medical University of South Carolina and his undergraduate degree from the University of the South. Dr. Runge was chosen to serve as a director of the Company because of his invaluable background in the public sector, particularly his experience in the Bush administration as a founder of the DHS Office of Health Affairs, as well as his practical experience in the medical field.

Mitchel B. Sayare, Ph.D. Dr. Sayare has been a member of the Board since April 2010 and was appointed Chairman of the Board in July 2011. Until 2010, Dr. Sayare served as the Chairman of the Board of public company ImmunoGen, Inc. (a position he had held since 1989). In addition, he served as ImmunoGen’s Chief Executive Officer from 1986 to December 31, 2009, and as its President from 1986 to 1992, and from 1994 to July 2008. He currently serves as a consultant to ImmunoGen. Prior to joining ImmunoGen, he served as Vice President of Development of Xenogen from 1982 to 1985. Prior to that he was Assistant Professor of Biophysics and Biochemistry at the University of Connecticut. Dr. Sayare earned a Ph.D. in biochemistry from Temple University School of Medicine. Dr. Sayare is a director of Boston IVF, Inc., Cymogen Dx, Inc. and Isabella Products, Inc., all privately-held companies. Dr. Sayare was chosen to serve as a director because of his substantial experience as a Board member and executive officer of biotechnology companies.

Derace L. Schaffer, M.D. Dr. Schaffer previously served as Vice Chairman and Chief Executive Officer of Healthcare Acquisition Corp. from April 2005 to August 2007. Dr. Schaffer is the founder and Chief Executive Officer of The Lan Group, a venture capital firm specializing in healthcare and high technology investments. He has served as Chairman of several healthcare companies, including Radiologix, Inc. when it was private, and he has been an active investor for approximately thirty years on a variety of healthcare companies. Dr. Schaffer is the founder of Radiologix. Dr. Schaffer served as Chief Executive Officer and Chairman of the Board of Ide Imaging Group, P.C. from 1980 to 2001. Dr. Schaffer has served as a director on many healthcare boards of directors, including several health systems and more than twenty healthcare services and technology companies. Dr. Schaffer received his postgraduate radiology training at Harvard Medical School and Massachusetts General Hospital, where he served as Chief Resident. He has previously served as director of American CareSource Holdings, Inc., Radiologix, King Pharmaceuticals, Inc. and Allion Healthcare, Inc. (each a public company). Dr. Schaffer serves as a director on the boards of private companies Innovolt, Inc., Medical Tracking Solutions, Inc., InstantLabs, and Partners Imaging. Dr. Schaffer is a member of Alpha Omega Alpha, the national medical honor society. Dr. Schaffer has also been a Clinical Professor of Radiology at the University of Rochester School of Medicine as well as the Weill Cornell Medical College. Dr. Schaffer was chosen to serve as a director of the Company because of his substantial experience as an executive, Board member and investor in the healthcare and technology industries and his practical experience in the medical field.

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Steven St. Peter, M.D. Dr. St. Peter has served as a member of the Board since August 2007 and from October 2004 to August 2007 was a member of the Board of Former PharmAthene. Dr. St. Peter is President and Chief Executive Officer of Aratana Therapeutics, an animal health company, a position he assumed in September 2012. Dr. St. Peter has also served as a director of Aratana since 2010. Dr. St. Peter was employed by MPM Capital from 2004 to May 2012, and he was a Managing Director based in the Boston office. His investment scope included both venture and buyout transactions across the pharmaceuticals and medical technology industries. He has previous investment experience from Apax Partners and The Carlyle Group. Dr. St. Peter was previously an assistant Clinical Professor of Medicine at Columbia University. He completed his residency and fellowship at the Hospital of the University of Pennsylvania. Prior to his medical training, he was an investment banker at Merrill Lynch. His previous board experience includes Omrix Biopharmaceuticals, Helicos Biosciences Corporation, EKR Therapeutics, Inc., Proteon Therapeutics, Inc., Rhythm Pharmaceuticals, Inc., Syndax Pharmaceuticals, Inc. and Xanodyne Pharmaceuticals, Inc. Dr. St. Peter earned a M.D. from Washington University, M.B.A. from the Wharton School of the University of Pennsylvania and B.A. in chemistry from the University of Kansas. Dr. St. Peter was chosen to serve as a director of the Company because of his diverse background as a venture capital investor, investment banker, professor of medicine and director of several healthcare companies, which provides him with a unique perspective in serving on our Board.

Who May Vote

If you own any shares of our common stock on April 20, 2016, as reflected in our stock register, you may vote in the election for the Director Nominees.

Votes Required

Each share of our common stock has the right to cast one vote for each of the Director Nominees. A Director Nominee is elected to our Board if he receives the favorable vote of a plurality of the votes cast by the shares of our common stock that are entitled to vote and are present in person or represented by proxy at the Annual Meeting.

Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION TO OUR BOARD OF EACH OF JOHN M. GILL, ERIC I. RICHMAN, JEFFREY W. RUNGE, M.D., MITCHEL B. SAYARE, PH.D., DERACE L. SCHAFFER, M.D. AND STEVEN ST. PETER, M.D.

Corporate Governance; Board of Directors

Corporate Governance Guidelines

Pursuant to the Delaware General Corporation Law and the Company’s Bylaws, the Company’s business, property and affairs are managed by or under the direction of the Board of Directors. Members of the Board are kept informed of the Company’s business through discussions with the Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees. We currently have six members on our Board, all of whom are standing for re-election.

Code of Ethics and Business Conduct

PharmAthene has a Code of Ethics and Business Conduct that applies to all directors, officers and employees, which can be found on our website, www.pharmathene.com, under the heading “Investors” (see “Corporate Governance” — “Governance Documents”) or by writing to PharmAthene, Inc., One Park Place, Suite 450, Annapolis, Maryland 21401, c/o Corporate Secretary. All of our directors, officers and employees are expected to be familiar with the Code and to adhere to those principles and procedures set forth in the Code that apply to them. The Company will post any amendments to the Code of Ethics and Business Conduct, as well as any waivers, that are required to be disclosed by the rules of either the SEC or the NYSE MKT, on the Company’s web site, www.pharmathene.com.

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Director Independence

We use the definition of “independence” under Section 803A of the NYSE MKT Company Guide, as applicable and as may be modified or supplemented from time to time, and the interpretations thereunder, to determine if the members of our Board are independent. In making this determination, our Board considers, among other things, transactions and relationships between each director and his immediate family and the Company, including those, if any, reported in this proxy statement under the caption “Certain Relationships and Related Transactions.” The purpose of this review is to determine whether any such relationships or transactions are material and, therefore, inconsistent with a determination that the directors are independent. On the basis of such review and its understanding of such relationships and transactions, our Board affirmatively determined that our Board was comprised of a majority of independent directors.

Board Leadership Structure

To assure effective and independent oversight of management, our Board of Directors operates with the roles of Chief Executive Officer and Chairman of the Board separated in recognition of the differences between these two roles in the management of the Company. The Chairman of the Board is an independent, non-management role.

Our Board of Directors believes that this leadership structure provides the most effective leadership model for our company. By permitting more effective monitoring and objective evaluation of the Chief Executive Officer’s performance, this structure increases the accountability of the Chief Executive Officer. A separation of the Chief Executive Officer and Chairman roles also prevents the former from controlling the Board’s agenda and information flow, thereby reducing the likelihood that the Chief Executive Officer would abuse his power.

Board Oversight of Risk Management

Our Board believes that overseeing how management manages the various risks we face is one of its most important responsibilities to the Company’s stakeholders. Our Board believes that, in light of the interrelated nature of the Company’s risks, oversight of risk management is ultimately the responsibility of the full Board; however, it has delegated this responsibility to the Audit Committee with respect to financial risk. The Audit Committee periodically meets with management and the independent registered public accounting firm to review the Company’s major financial risk exposures and the steps taken to monitor and control such exposures. Our Board meets regularly to discuss the strategic direction and the issues and opportunities facing our company in light of trends and developments in the biodefense industry and general business environment. Throughout the year, our Board provides guidance to management regarding our strategy and helps to refine our operating plans to implement our strategy. The involvement of the Board in setting our business strategy is critical to the determination of the types and appropriate levels of risk undertaken by the Company.

Board Meetings

During the fiscal year ended December 31, 2015, the Board held 12 meetings and the Board Committees held a total of 10 meetings. Each incumbent director attended 75% or more of the total number of meetings of the Board and the Board Committees of which he was a member during the period he served as a director in fiscal year 2015.

Director Attendance at Annual Meeting

The Company has no specific policy regarding director attendance at its Annual Meeting. Generally, however, Board meetings are held immediately preceding and following the Annual Meeting, with directors attending the Annual Meeting. Our 2015 Annual Meeting was attended by all of our directors.

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Board Committees

The Board currently has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, the Board has a Governance and Nominating Committee, Compensation Committee. Each Committee consists entirely of independent, non-employee directors (see “Director Independence” below). The charter of each Board Committee is available free of charge on our website, www.pharmathene.com, under the heading “Investors” (see “Corporate Governance” — “Committee Charters”) or by writing to PharmAthene, Inc., One Park Place, Suite 450, Annapolis, Maryland 21401, c/o Corporate Secretary.

The following table below sets forth the Committees, current membership of each Committee and the number of Committee meetings held in the fiscal year ended December 31, 2015.

Name	Audit	Governance And Nominating	Compensation
Jeffrey W. Runge, M.D.	X		X*
Mitchel B. Sayare, Ph.D.	X*	X	X
Derace L. Schaffer, M.D.	X	X*	X
Steven St. Peter, M.D.		X
Total 2015 Meetings	5	2	3

*	Committee Chairperson

The primary functions of each of the Board Committees are described below.

Audit Committee. The primary functions of the Audit Committee are to: review the professional services and independence of our independent registered public accounting firm and our accounts, procedures and internal controls; appoint the firm selected to be our independent registered public accounting firm; review and approve the scope of the annual audit; review and evaluate with the independent registered public accounting firm our annual audit and annual consolidated financial statements; review with management the status of internal accounting controls; evaluate problem areas having a potential financial impact on us that may be brought to the Audit Committee’s attention by management, the independent registered public accounting firm or the Board of Directors; and evaluate all of our public financial reporting documents.

The current members of our Audit Committee each meet the independence criteria for directors set forth under the rules of the NYSE MKT and the additional independence criteria for members of audit committees specified in Section 803B of the NYSE MKT Company Guide and Rule 10A-3 under the Exchange Act. Each member of our Audit Committee is financially literate under the current listing standards of the NYSE MKT. Our Board has determined that Mitchel Sayare, the chairman of the Audit Committee, qualifies as an “audit committee financial expert,” as such term is defined by SEC rules.

Governance and Nominating Committee. The primary functions of the Governance and Nominating Committee are to: review and make recommendations on the range of skills and expertise which should be represented on the Board, and the eligibility criteria for individual Board and Committee membership; review and recommend to the Board the appropriate structure of the Board; identify individuals qualified to become Board members and recommend to the Board the nominees for election to the Board at the next Annual Meeting of Stockholders; implement a policy and procedures with regard to consideration of any director candidate recommended by stockholders; retain and terminate any search firm to be used to identify director candidates, and to approve the search firm, fees and other retention terms; and review and recommend to the Board the appropriate structure of Board Committees, Committee assignments and the Board Committee chairman.

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Among the factors the Governance and Nominating Committee considers when determining persons to be nominated include whether such individuals are actively engaged in business endeavors, have an understanding of financial statements, corporate budgeting and capital structure, are familiar with the requirements of a publicly traded company, are familiar with industries relevant to our business endeavors, are willing to devote significant time to the oversight duties of the Board of Directors of a public company, and are able to promote a diversity of views based on the person’s education, experience and professional employment. The Governance and Nominating Committee evaluates each individual in the context of the Board as a whole, with the objective of recommending a group of persons that can best implement our business plan, perpetuate our business and represent stockholder interests. The Governance and Nominating Committee may require certain skills or attributes, such as financial or accounting experience, to meet specific Board needs that arise from time to time.

The Company is of the view that the continuing service of qualified incumbents promotes stability and continuity in the Board room, contributing to the ability of the Board of Directors to work as a collective body, while giving the Company the benefit of the familiarity and insight into the Company’s affairs that its directors have accumulated during their tenure. Accordingly, the process of the Governance and Nominating Committee for identifying nominees reflects the Company’s practice of re-nominating incumbent directors who continue to satisfy the Governance and Nominating Committee’s criteria for membership on the Board of Directors, whom the Governance and Nominating Committee believes continue to make important contributions to the Board of Directors and who consent to continue their service on the Board of Directors. The Governance and Nominating Committee will identify and/or solicit recommendations for new candidates when there is no qualified and available incumbent.

The Governance and Nominating Committee will consider nominees recommended by stockholders. There are no differences in the manner in which the committee evaluates nominees for director based on whether the nominee is recommended by a stockholder. Stockholders who would like to have our Governance and Nominating Committee consider their recommendations for nominees for the position of director, should submit their recommendations, in accordance with the procedures set forth below, in writing to: Corporate Secretary, PharmAthene, Inc., One Park Place, Suite 450, Annapolis, Maryland 21401.

For nominations, a stockholder’s notice must include: (i) as to each person whom the stockholder proposes to nominate for election as a director, (A) the name, age, business address and residential address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of stock of PharmAthene that are beneficially owned by such person, (D) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors or is otherwise required by the rules and regulations of the SEC promulgated under the Exchange Act, and (E) the written consent of the nominee to be named in the proxy statement as a nominee and to serve as a director if elected and (ii) as to the stockholder giving the notice, (A) the name, business address, and residential address, as they appear on our stock transfer books, of the nominating stockholder, (B) a representation that the nominating stockholder is a stockholder of record and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, (C) the class and number of shares of stock of our Company beneficially owned by the nominating stockholder and (D) a description of all arrangements or understandings between the nominating stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the nominating stockholder.

The current members of our Governance and Nominating Committee each meet the independence criteria for directors set forth under the rules of the NYSE MKT Company Guide.

Compensation Committee. The Company’s executive compensation program is administered by the Compensation Committee. The primary functions of the Compensation Committee are to: consider, recommend, oversee and implement executive compensation plans, policies and programs; review the performance and determine the compensation of our executive officers and directors, including the negotiation of any employment agreements with such persons, oversight and administration of the 2007 Long-Term Incentive Compensation Plan, as amended (the “2007 Plan”) and the grant of options and awards under the 2007 Plan. Pursuant to Section 805 of the NYSE MKT Company Guide, compensation of our Chief Executive Officer is determined, or recommended to the Board for determination, by the Compensation Committee comprised solely of independent directors. The Chief Executive Officer is not present during voting or deliberations. Compensation for all other officers is determined, or recommended to the Board for determination, by the Compensation Committee comprised solely of independent directors.

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Under the Compensation Committee Charter, our Chief Executive Officer and our Chairman of the Board may recommend to the Compensation Committee individual compensation awards for our officers. The Compensation Committee would then have to review the recommendation and make its own recommendation to the Board.

The current members of our Compensation Committee each meet the independence criteria for directors set forth under the rules of the NYSE MKT and the additional independence criteria for members of compensation committees specified in Section 805(c) of the NYSE MKT Company Guide and Rule 10C-1 under the Exchange Act.

Process for Communicating with Board Members

Interested parties may communicate with any and all members our Board of Directors by transmitting correspondence addressed to one or more directors by name at the following address: PharmAthene, Inc., One Park Place, Suite 450, Annapolis, Maryland 21401, c/o Corporate Secretary. Communications from our stockholders to one or more directors will be collected and organized by our Corporate Secretary and will be forwarded to the Chairman of the Board of Directors or to the identified director(s) as soon as practicable. If multiple communications are received on a similar topic, the Corporate Secretary may, in his or her discretion, forward only representative correspondence.

The Chairman of the Board of Directors will determine whether any communication addressed to the entire Board of Directors should be properly addressed by the entire Board of Directors or a committee thereof. If a communication is sent to the Board of Directors or a committee, the Chairman of the Board of Directors or the Chairman of that committee, as the case may be, will determine whether a response to the communication is warranted.

Director Compensation

The following table sets forth, for the fiscal year ended December 31, 2015, the cash and non-cash compensation of our directors during that year. In the paragraph following the table and in the footnotes, we describe our standard compensation arrangement for service on the Board of Directors and Board Committees.

For the Fiscal Year Ended December 31, 2015

Name(1)	Fees earned or paid in cash ($)(2)	Option Awards ($)(3)	Total ($)
John M. Gill	9,667	—	9,667
Brian Markison*	8,667	—	8,667
Joel McCleary*	7,167	—	7,167
Jeffrey Runge, M.D.	55,000	19,904	74,904
Mitchel Sayare, Ph.D.	84,250	19,904	104,154
Derace Schaffer, M.D.	56,250	19,904	76,154
Steven St. Peter, M.D.	42,500	19,904	62,404
Eric I. Richman	33,333	19,904	53,237

*	Resigned effective March 11, 2015

(1)	See the Summary Compensation Table for disclosure related to compensation paid to Eric I. Richman, as our Chief Executive Officer through March 11, 2015. During his tenure as our Chief Executive Officer, Mr. Richman did not receive any additional compensation for his service as a member of our Board of Directors.

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(2)	Fees earned are based on membership on the Board of Directors, committee membership and leadership positions. Please refer to our general policy on compensation of the members of our Board of Directors below in the section entitled “General Policy Regarding Compensation of Directors.” In addition to the other compensation received, members of the Board of Directors are reimbursed for the reasonable out-of-pocket costs incurred by them in connection with travel to and from Board and committee meetings. None of such reimbursements amounted to $10,000 or more in 2015. The amounts reflected in this column represent the cash fees earned by non-executive directors for services during 2015. Of these amounts, the following amounts were paid in 2016 with respect to 2015 services: Runge: $14,250, Sayare: $21,375, Schaffer: $14,500, St. Peter: $10,625, and Richman: $10,000. The amounts reflected in this column do not include the following cash payments made to directors during 2015 for 2014 services: Gill: $14,500, Markison: $0, McCleary: $5,375, Runge: $11,250, Sayare: $0, Schaffer: $11,875 and St. Peter: $0.

(3)	The amounts in this column represent the aggregate grant date fair value for stock option awards issued during 2015 computed in accordance with FAS ASC Topic 718. As of December 31, 2015, the aggregate number of option awards outstanding (vested and unvested) for Dr. Schaffer was 150,000, for Mr. Gill was 190,000, for Mr. Markison was 72,241, for Mr. McCleary was 186,165, for Dr. Runge was 140,000, for Dr. Sayare was 270,500, for Dr. Schaffer was 170,000, for Dr. St. Peter was 90,004 (not including options to purchase 91,104 shares assigned to MPM), and for Mr. Richman was 2,005,806.

General Policy Regarding Compensation of Directors

The following sets forth the annual compensation for non-employee members of our Board effective January 1, 2015, unless otherwise noted:

•	Annual cash retainer for membership on the Board for non-employee directors is $40,000, which, pursuant to Board resolution, may, at the election of each director, be paid in cash or equity (in the form of non-qualified stock options which would vest each quarter and would be valued pursuant to a Black-Scholes calculation using the same assumptions used for stock option expense calculations in our most recently filed quarterly report on Form 10-Q).

•	Annual grants of an option to purchase 20,000 shares of our common stock, which options vest in full on the first anniversary of the date of grant (on the terms and subject to the conditions set forth in the grant agreement between the Company and each director), have an exercise price per share based on the closing price of our common stock on the grant date as reported on the NYSE MKT, and have a term not to exceed beyond 10 years from the date of grant.

•	$25,000 additional cash retainer for the chairman of the Board,

•	$15,000 cash retainer for the Audit Committee chair,

•	$5,000 cash retainer for membership on the Audit Committee (other than Audit Committee chair);

•	$12,000 cash retainer for the Compensation Committee chair,

•	$3,000 cash retainer for membership on the Compensation Committee (other than Compensation Committee chair),

•	$10,000 cash retainer for the Governance and Nominating Committee chair, and

•	$2,500 cash retainer for membership on the Governance and Nominating Committee (other than Governance and Nominating Committee chair).

No other cash fees are payable to non-employee board members for their service on the Board.

In addition to the above compensation, upon initially joining the Board, a member is entitled to receive options to purchase 20,000 shares of common stock, at an exercise price per share based on the closing price of the Company’s common stock on the grant date as reported on the NYSE MKT.

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Audit Committee Report(1)

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2015 with management of the Company and has furnished the following report for inclusion in this proxy statement.

The Audit Committee consists of the directors named below. Each member of the Audit Committee is an independent director as defined by applicable SEC rules and NYSE MKT listing standards. In addition, the Board has determined that Mitchel B. Sayare, Ph.D. is the “audit committee financial expert” as defined by applicable SEC rules and satisfies the “financial sophistication” criteria under the applicable rules of the NYSE MKT. The Audit Committee operates under a written charter adopted by the Board, which is available free of charge on our website under the heading “Investors” (see “Corporate Governance — Highlights — Committee Charters”), or by writing to PharmAthene, Inc., One Park Place, Suite 450, Annapolis, Maryland 21401, c/o Corporate Secretary.

Management is responsible for the Company’s internal controls and preparing the Company’s consolidated financial statements. The Company’s independent accountants are responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Committee is responsible for overseeing the conduct of these activities and appointing the Company’s independent accountants. As stated above and in the Committee’s charter, the Committee’s responsibility is one of oversight. The Committee does not provide any expert or special assurance as to the Company’s financial statements concerning compliance with laws, regulations or generally accepted accounting principles. In performing its oversight function, the Committee relies, without independent verification, on the information provided to it and on representations made by management and the independent accountants.

The Audit Committee reviewed and discussed the Company’s consolidated financial statements for the year ended December 31, 2015 with management and the independent accountants. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standard No. 61, as amended, Communication with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Committee also reviewed, and discussed with management, management’s report on internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act.

The Company’s independent accountants provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent accountants their independence. The Audit Committee concluded that Ernst & Young LLP’s provision of non-audit services, as described in this proxy statement, to the Company and its affiliates is compatible with Ernst & Young LLP’s independence.

(1)	The material in this report is not “soliciting material” and is not deemed “filed” with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act of 1933 or the Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Based on the Audit Committee’s discussion with management and the independent accountants and the Audit Committee’s review of the representations of management, the written disclosures and the letter from the independent accountants and the report of the independent accountants, the Committee recommended that the Board include the audited consolidated financial statements in the Form 10-K for the year ended December 31, 2015 for filing with the SEC.

SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Mitchel B. Sayare, Ph.D., Chairman
Jeffrey W. Runge, M.D.
Derace L. Schaffer, M.D.

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Executives and Executive Compensation

Executives

The following table sets forth the names, ages and positions of our executive officers.

Name	Age	Office
John M. Gill	64	President and Chief Executive Officer, Director
Philip MacNeill	63	Vice President, Chief Financial Officer, Treasurer and Secretary*

*	Effective May 1, 2015

The following is a biographical summary of our executive officer who is not a director:

Philip MacNeill. Mr. MacNeill was appointed our Vice President, Chief Financial Officer, Treasurer and Secretary effective May 1, 2015. Between January 2011 and April 2015, Mr. MacNeill served as the Company’s Vice President and Controller. Mr. MacNeill has over 30 years of experience in finance and accounting with the majority of that experience focused on the government contracting industry. Prior to joining the Company, he worked for 3e Technologies International, Inc. (“3e Technologies”), a government contractor, as Director of Finance from 2008 through January 2011. Prior to joining 3e Technologies, Mr. MacNeill spent five years with BAE Systems plc, a global defense company, first as a Senior Financial Analyst and then as an Accounting Director. From 1998 to 2003, Mr. MacNeill worked as an Assistant Controller at Presearch Incorporated, a government contractor. Mr. MacNeill also worked at JHM Research and Development, Inc. as Controller. Previously, Mr. MacNeill was a member of the senior financial staff at Mitretek and spent 11 years at The Mitre Corporation, a non-profit federally funded R&D development center. Mr. MacNeill is a C.P.A. He holds a B.A. from the University of Maryland.

Compensation Committee Interlocks and Insider Participation

All members of Board committees are independent directors, and no member is or has been an employee or former employee of PharmAthene, except that Dr. Schaffer served as Vice Chairman and Chief Executive Officer of Healthcare Acquisition Corp. from April 2005 to August 2007. In addition, no Committee member had any relationship requiring disclosure under “Certain Relationships and Related Transactions” in this proxy statement.

During the fiscal year ended December 31, 2015, none of our executive officers served on the compensation committee (or its equivalent) or on the board of directors of another entity, one of whose executive officers served on our Compensation Committee or our Board of Directors.

Compensation Discussion and Analysis

This section discusses the principles underlying our executive compensation decisions. It provides qualitative information on the factors relevant to these decisions and the manner in which we awarded compensation to our Named Executive Officers (NEOs). As used in this section, “Committee” refers to the Compensation Committee of the Board of Directors.

Compensation Objectives

Prior to the implementation of our "Realignment Plan", which we announced in March 2015, to preserve and maximize, for the benefit of our stockholders, the value of proceeds from the SIGA litigation and our existing biodefense assets, the objectives of the Compensation Committee in establishing the Company’s compensation policy for executive officers and other employees were to:

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•	compensate competitively in order to attract, retain and motivate a highly competent executive team dedicated to achieving the Company’s goals and strategic plans, which were designed to result in long-term growth in shareholder value;

•	tie individual compensation to individual performance and the success of the Company; and

•	align officers’ and selected eligible employees’ interests with those of the Company and its shareholders by providing long-term compensation opportunities through participation in the Company’s equity-based incentive compensation plan and/or any successor or other long-term incentive compensation plans as may be adopted from time to time.

The market for talented individuals in the biotechnology industry is highly competitive. The Committee considers peer groups, survey data, the results of previous Say-on-Pay votes, and, from time to time, advice from independent compensation consultants when determining PharmAthene’s compensation structure. Prior to implementation of the Realignment Plan, the Committee has structured compensation between base salary and cash bonuses such that approximately 50% of our CEO’s and 25% of our other senior executives’ total cash compensation was at risk. Non-cash compensation for executive officers was structured to provide a reward for corporate and individual performance. The Committee believed that this approach provided an appropriate incentive that aligned the executive officer compensation with the Company’s long-term strategic and performance goals, and also retained and motivated key executive officers. With the implementation of the Realignment Plan, and the substantial reduction in activities by the Company, the requirements of our management team and accordingly the compensation strategy of the Committee shifted. The goals and activities of our management team were directed specifically to the prosecution of the SIGA litigation and the furtherance of the two active vaccine programs, without a view towards expansion of the operations of the Company.

Overview and Role of the Compensation Committee

The Compensation Committee reviews and approves the Company’s compensation policies. The specific roles of the Committee include:

•	recommending to the Board, in consultation with senior management of the Company, (i) the corporate goals and objectives relevant to compensation of officers and directors and (ii) the compensation and benefits philosophy and strategy for the Company;

•	recommending performance measures and, if applicable, goals for measuring performance in consultation with senior management of the Company;

•	assessing the performance of the Chairman of the Board, CEO and President;

•	evaluating competitive pay levels for key executives of other biodefense and life sciences companies based on industry analyses;

•	recommending to the Board for approval compensation for the CEO and President, including salary, bonus, restricted securities, stock options, and, if applicable, any supplemental compensation or benefit arrangements;

•	making determinations with respect to the grant of stock options and restricted securities under the 2007 Plan to the CFO of the Company, and report to the Board on such determinations at the Board’s subsequent meeting;

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•	making determinations with respect to the grant of stock options and restricted securities under the 2007 Plan to all employees who are not officers of the Company and to consultants eligible to receive such grants under such plan, or, at the Committee’s sole discretion, delegate such responsibility to the CEO and President, subject to any limitations it shall impose from time to time;

•	to the extent not covered by the determinations above, reviewing and approving compensation programs applicable to the two officers and other selected employees and, upon recommendation of the Chairman of the Board and CEO and President, reviewing and recommending the Board’s approval of individual compensation awards for the CFO;

•	recommending to the Board for approval the compensation for directors, including retainer, committee chairman’s fees, the grant of restricted securities or stock options and other similar items, as appropriate; and

•	overseeing the preparation of, and approving, this section of the Company’s annual proxy statement.

Compensation Process

The implementation of the compensation philosophy is carried out under the supervision of the Committee. The compensation for our President and Chief Executive Officer is approved by the Board of Directors after the Committee has provided its analysis and recommendation. The compensation for our CFO, our only other executive officer, is determined by the Committee. The CEO, under guidelines approved by the Committee, makes decisions regarding compensation of non-executive officer employees.

The Compensation Committee charter requires the Committee to meet at least once per year, and in practice the committee meets several times per year.

Compensation Survey Data, Consultants and Peer Group

In early 2015, the Compensation Committee engaged Arthur J. Gallagher & Co., or Gallagher (formerly James Reda & Associates), to assist the Committee in determining the changes to be made to the vesting and exercisability provisions of Mr. Richman’s options in light of the Company’s plan, announced in March 2015, to preserve and maximize, for the benefit of its stockholders, the value of any proceeds from the SIGA litigation and its existing biodefense assets. We refer to this plan as the “Realignment Plan” in this proxy statement. In addition, Gallagher was engaged to assist the Committee in determining a reasonable compensation level for Mr. Richman’s successor, John Gill. In connection with both matters, the Committee referenced a peer group consisting of Arqule Inc., Biocryst Pharmaceuticals Inc., Biota Pharmaceuticals Inc., Biotime Inc., Chimerix Inc., Cleveland Biolabs, Inc., DynaVax Technologies Corp., Emergent Biosolutions Inc., Galena Biopharma Inc., Immunomedics Inc., Kalobios Pharmaceuticals Inc., Merrimack Pharmaceuticals, NovaVax Inc., Osiris Therapeutics Inc., Pergrine Pharmaceuticals Inc., SIGA Technologies, Inc., Sunesis Pharmaceuticals Inc., Targacept Inc., Tetraphase Pharmaceuticals Inc., Threshold Pharmaceuticals, Xoma Corp. and Ziopharm Oncology Inc. Based on Gallagher’s analysis of CEO compensation trends among our peer group, and the requirements of Mr. Gill’s service in relation to such peer group, the Committee recommended and the Board approved a salary in the annual amount of $200,000 for Mr. Gill for 2015 to be increased to $300,000 during 2016. On the basis of Gallagher’s analysis, the Committee also determined that all stock options held by Mr. Richman on his termination date could continue to vest for as long as he serves on our Board of Directors, with his then-vested options terminating 90 days after Mr. Richman leaves our Board.

Components of Compensation

Prior to the implementation of the Realignment Plan, the Company’s compensation for executives consisted of five components: base salary, cash bonuses, equity awards, and retirement benefits as provided under the Company’s 401(k) plan. Then, the President and Chief Executive Officer annually reviewed the performance and contributions of each executive officer (other than himself) and reported the results of such reviews to the Compensation Committee. The Board of Directors annually reviewed the performance and contributions of the President and Chief Executive Officer.

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Using significant discretion, the Committee considered each executive’s performance, contributions, responsibilities, experience, and qualifications when determining the appropriate compensation level for each executive in light of the relevant compensation survey data. The components of the Company’s executive officer compensation prior to the implementation of the Realignment Plan are described below.

Base Salary

The base salary component of compensation was designed to compensate executive officers competitively at levels necessary to attract and retain qualified executives in the life sciences industry. As a general matter, the base salary for each executive officer was based on the scope of each executive’s responsibilities, as well as his/her qualifications, breadth of experience, performance record, and depth and breadth of applicable functional expertise. Base salaries of the executive officers were reviewed by the Committee annually in light of personal and Company goal attainment, executive officer performance reviews and compensation survey data. Adjustments to each executive’s base salary were based upon individual performance, changes in the general level of base salaries of persons in comparable positions within the industry, as indicated by compensation survey data, and the average merit salary increase for such year for all employees of the Company established by the Committee, as well as other factors the Committee judges to be pertinent during an assessment period. In making base salary decisions, the Committee exercised its discretion to determine the appropriate weight to be given to each of these factors.

The NEO annualized base salaries for 2015 were as follows: Mr. Gill, current President and Chief Executive Officer, $200,000; Mr. MacNeill, current Chief Financial Officer, Treasurer and Secretary, $226,045; Mr. Richman, then-President and Chief Executive Officer, $496,460; Ms. Chang, then-Senior Vice President, Chief Financial Officer, Treasurer and Secretary, $340,720; Ms. Cook, then-Senior Vice President, Policy and Government Affairs, $313,959 and Dr. Jones, then-Vice President and Chief Operating Officer, $222,452.

Bonuses

2015 Cash Bonuses

For 2015, the Committee established performance objectives for the President and Chief Executive Officer, as described below. The Committee did not establish corporate performance objectives for the Vice President, Chief Financial Officer, Treasurer and Secretary. Instead, bonuses earned under the 2015 bonus program for the Chief Financial Officer was based solely on personal performance objectives.

John Gill. For services performed between September 17, 2015 and December 31, 2015, Mr. Gill, our President and Chief Executive Officer, received a special cash bonus payment of $50,000. On February 15, 2016, in accordance with the recommendation of the Compensation Committee, our Board approved the award of a $125,000 bonus to Mr. Gill, based upon its conclusion that Mr. Gill had satisfied 100% of the following pre-determined performance objectives for a 2015 bonus: (i) progress toward approval of a reorganization plan for SIGA by the bankruptcy court that provides for payment to us by SIGA upon the completion of the litigation; (ii) progress toward a decision by the Delaware Supreme Court with respect to the appeal and cross-appeal in our litigation with SIGA that allows for a payment to us by SIGA; and (iii) the development of a plan for enhancing our value after the completion of the SIGA litigation and bankruptcy process.

Philip MacNeill. For 2015, Mr. MacNeill, our Vice President, Chief Financial Officer, Treasurer and Secretary, was eligible to receive, at the sole discretion of the Compensation Committee, an annual cash bonus of up to 25% of his base salary payable based on the achievement of certain pre-determined performance milestones, and was eligible for additional bonuses at the option and sole discretion of the Compensation Committee. Upon the CEO's recommendation to the Compensation Committee that Mr. MacNeill satisfied his 2015 objectives, the Compensation Committee awarded Mr. MacNeill a cash bonus of $64,988 for the fiscal year 2015. Mr. MacNeill was also entitled to receive a retention bonus equal to 10% of his salary for service without termination or resignation through December 31, 2015.

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Eric Richman. In 2015, pursuant to the terms of his separation agreement, Mr. Richman, our former Chief Executive Officer, received a cash payment of $57,127 representing the accrued portion of Mr. Richman’s 2015 target bonus amount as of March 11, 2015.

2016 Cash Bonuses.

John Gill. For 2016, the Compensation Committee established with Mr. Gill the following corporate performance objectives for Mr. Gill's 2016 bonus payments: (i) maximize value and return to the Company's stockholders resulting from the final satisfaction of the obligations of SIGA to the Company resulting from the Delaware court proceedings; (ii) maximize value to the stockholders of the anthrax vaccine program and (iii) plan and commence execution of a process that is intended to capture the value of the remaining assets of the Company. The Compensation Committee has not yet established with Mr. Gill the percentage weighting reflecting the approximate percentage value to be placed upon the achievement of each target in the determination of whether the overall corporate performance objectives have been met. Pursuant to his employment agreement, Mr. Gill is eligible to receive, at the sole and absolute discretion of the Compensation Committee and the Board of Directors, an annual target bonus payable in cash of up to an additional fifty percent (50%) of his then current base salary based upon the achievement of pre-determined performance milestones established by the Compensation Committee after input from Mr. Gill and as approved by the Board.

Philip MacNeill. For 2016, the Compensation Committee approved, on December 3, 2015, a retention plan for Philip MacNeill, which included a 10% cash bonus if Mr. MacNeill is not terminated for cause, or has not resigned other than for good reason prior to December 31, 2016. In addition, Mr. MacNeill will be eligible to receive, at the sole discretion of the Compensation Committee, an annual cash bonus of up to 25% of his base salary payable upon the achievement of pre-determined performance milestones. In that regard, the Compensation Committee and the Board may evaluate and review a plan and establish criteria for potential bonus payments and grants of equity awards in the future, to be awarded at the discretion of the Board

Bonus Program

The Compensation Committee has adopted a bonus program (the “Bonus Program”) for our two executive officers and other employees to be identified from time to time by the Chief Executive Officer. The Bonus Program was established to provide for the payment to these executive officers and identified employees of a bonus that is generally linked to achievement of key performance objectives. The goal of the Bonus Program is to reward personnel by providing further compensation to these executive officers and identified employees based on the achievement of specified annual goals that the Compensation Committee and the Board of Directors believe correlate closely with the growth of long-term stockholder value. We believe that the Bonus Program also promotes greater communication among employees and fosters the appropriate feedback for enhanced productivity and effectiveness.

For 2016, the Bonus Program is intended to be applicable to our President and Chief Executive Officer, our Vice President, Chief Financial Officer, Treasurer and Secretary and identified employees. The Chief Executive Officer reviews and approves the annual performance objectives of the Chief Financial Officer. Annually and based upon the recommendations of the Chief Executive Officer, the Compensation Committee approves (i) a target bonus pool amount, (ii) a target bonus payout for each executive and identified employee in the Bonus Program, (iii) the achievement percentages and any other one-off bonus adjustments that will be used to determine the performance component of the bonus based upon a variety of components specific to each recipient, and (iv) the relative weight or importance of the performance objectives. Annually, the Compensation Committee reviews each executive’s performance to determine the appropriate adjustment to such person's target bonus.

Determining the annual target bonus pool. In each fiscal year, the Committee determines a target bonus pool for that fiscal year, how much of that pool should be allocated to executive officers and how much should be allocated to all other personnel. This pool will be a target which may be revised by the Committee in its discretion.

For fiscal year 2015, the target bonus pool was equal to the approximate sum of: (i) 25% of the base salary of our Vice President, Chief Financial Officer, Treasurer and Secretary, and (ii) 10% of the aggregate base salary of all other employees of the Company. The target bonus for our Chief Executive Officer, which was equal to approximately 50% of his base salary, was set forth in his employment agreement. For fiscal year 2016, the target bonus pool will be equal to the approximate sum of (i) 50% of the base salary for the Chief Executive Officer, (ii) 25% of the base salary for our Chief Financial Officer, and (iii) 10% of the aggregate base salary of all other employees of the Company.

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For fiscal year 2015, the pool was divided among the relevant executives with reference to the achievement of specific personal and corporate performance targets. Generally, the Compensation Committee has the discretion to award more or less than the target bonus payout; and any particular executive or other employee may be awarded a bonus that is greater or less than the target percentages above. The Board has the discretion to award more or less than the target bonus payout for the CEO. Finally, the pool may be increased at the discretion of the Committee to the extent new executive officers and other employees may be hired during the year.

Determining the annual target bonus payout. During each fiscal year, the Compensation Committee determines the target bonus payout for each executive in the Bonus Program taking into account any terms regarding bonuses which may be contained in such executive’s employment agreement. The Board will consider all factors that it deems relevant to such determination, including, but not limited to, the recommendations of our Chief Executive Officer (except with respect to his own bonus), market conditions, and the Board’s assessment of the objectives of the Company. The executives are not subject to a maximum bonus payout. Generally, bonuses will be paid in cash .

Determining performance objectives. Our Chief Financial Officer's annual performance objectives are agreed upon by him and approved by our Chief Executive Officer. The performance objectives of our Chief Executive Officer are determined by our Compensation Committee and our Board of Directors.

Determining relative weight of corporate performance objectives and personal objectives. In prior years, the Compensation Committee also evaluated the relative weight or importance that would be placed on achievement of performance objectives.

Measuring performance. Ordinarily, after the end of the fiscal year, the Compensation Committee will measure actual performance against its performance objectives and consider each executive’s personal performance against his or her performance objectives to determine the appropriate bonus allocable to such executive officer from the target bonus pool. The Committee will consider the executive’s overall contribution to the Company’s success and, in the case of the CFO, the recommendation of the Chief Executive Officer. In determining the appropriate bonuses, the Compensation Committee will also consider other performance considerations related to unforeseen events occurring during the fiscal year. The Committee will have discretion to award a bonus that is more or less than the amount determined by the procedures outlined above or to award no bonus at all.

Retention Plan

In connection with the Realignment Plan, the Board of Directors adopted a retention plan in March 2015 for our Chief Financial Officer and other employees identified by our Chief Executive Officer, pursuant to which the Company has awarded cash bonuses and grants of stock options to qualifying participants if they have not been terminated for cause, or otherwise resigned for good reason, prior to December 31, 2015. For 2015, Mr. MacNeill, our Chief Financial Officer, received a cash bonus equal to approximately 10% of his then salary, and 25,000 shares of restricted stock vesting in two years or earlier under certain circumstances. For fiscal 2016, the Company renewed the retention plan, pursuant to which Mr. MacNeill, our Chief Financial Officer, is eligible to receive (i) a 10% cash bonus if he has not been terminated for cause or has not resigned other than for good reason prior to December 31, 2016, and (ii) a grant of 25,000 shares of restricted stock with 50% of the shares vesting on December 3, 2016 and the remaining 50% vesting on December 3, 2017, which vesting dates may be accelerated pursuant to the terms of a restricted stock agreement if certain circumstances occur.

Equity Awards

The Committee provides the Company’s executive officers with long-term incentive compensation through grants of stock options and/or restricted stock awards (“RSAs”) under the 2007 Plan. The 2007 Plan creates a strong link to the Company’s long term financial and equity market performance, create an ownership culture, and closely align the interests of our executive officers with the stockholders. The Committee believes that these grants directly motivate an executive to maximize long-term stockholder value and create an effective tool for incentivizing and retaining those executives who are most responsible for influencing stockholder value. The grants also utilize vesting periods that encourage key executives to continue in the employ of the Company. Among other things, the Committee considers individual performance of the executive officer, the anticipated contribution of the executive officer to the attainment of the Company’s long-term strategic performance goals, and retention and motivation of key executives in determining equity awards. The equity awards for each year are set to enable the Company to attract, motivate, and retain highly skilled executives. Long-term incentives granted in prior years may be taken into consideration, but do not play a significant role in current year determinations. The 2007 Plan terminates in January 2017. Our Board of Directors would need to adopt a new plan and propose such a plan for the approval of our stockholders so that we may have more equity available for grant to our officers.

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It has been the Company’s practice to make equity-based awards to our executives on an annual basis. Annual non-qualified stock option awards to executives typically vest over four years and have a ten year term. In addition, from time to time, the Company has granted additional stock options to specific executive officers for promotions, superior performance in response to changed or challenging circumstances and other special circumstances. All stock option awards are priced based upon the closing price of the Company’s common stock on the date of grant, which is also the approval date, by the committee or Board of Directors. From time to time the Company has also granted RSAs, with varying vesting periods. The Company does not maintain any equity ownership guidelines for its executive officers.

On March 11, 2015, the Compensation Committee approved an award of restricted stock to Jeffrey Jones, our then Chief Operating Officer. On May 1, 2015 and December 3, 2015, the Compensation Committee approved certain stock option and restricted stock awards to our CFO, under the 2007 Plan. On November 5, 2015, the Board approved a restricted stock award to our CEO under the 2007 Plan. The restricted stock and stock option awards were determined based on individual performance and contribution to long-term strategic and performance goals and as well as retention and motivation of the named executive officers, or in connection with executive officer promotions. The individual grants of restricted stock were: Mr. Gill, 612,244 shares of restricted stock vesting upon the earliest to occur of (a) a change in control, (b) each of three predetermined milestones, or (c) the termination of Mr. Gill's employment for any reason other than (1) a termination for cause or (2) a voluntary resignation; Mr. MacNeill, (a) 25,000 shares of restricted stock with 50% of the shares vesting on March 11, 2016 and the remaining 50% vesting on March 11, 2017 (which vesting dates may be accelerated pursuant to the terms of the relevant restricted stock agreement if certain circumstances occur) and Mr. Jones, (a) 25,000 shares of restricted stock with 50% of the shares vesting on March 11, 2016 and the remaining 50% vesting on March 11, 2017 (which vesting dates may be accelerated pursuant to the terms of the relevant restricted stock agreement if certain circumstances occur) The grant to Mr. MacNeill of a stock option consisted of an option to purchase 70,625 shares of common stock, which option vests over a 3 year period with 25% vesting on the grant date and an additional 25% vesting on each of the first, second and third anniversaries of the grant date.

Retirement Benefits

The terms of the Company’s 401(k) Savings Plan (the “401(k) Plan”) provide for executive officer and broad-based employee participation on the same general terms. Under the 401(k) Plan, all Company employees were formerly eligible to receive from the Company matching contributions that vested 25% per year over four years. The Company’s basic matching contribution for the 401(k) Plan was suspended September 1, 2010 and subsequently reinstated July 1, 2013.

Severance Agreements and Other Benefits

Executive officers are eligible to participate in the Company’s employee benefit plans on the same terms as all other full-time employees. These plans include medical, dental and life insurance. In addition to the benefits available to all employees, we provide our executive officers with certain additional benefits that we believe reflect market standards and are reasonable and necessary to attract and/or retain each of our executive officers and allow the executive officers to realize the full benefit of the other elements of compensation we provide. These benefits include eligibility for four weeks of vacation from the date of hire.

In addition, executive officers are eligible to receive severance benefits in connection with terminations of employment due to death, disability, or termination without cause or constructive termination (including following a change-in-control) as set forth below and more fully described in the sections entitled “Employment Agreements,” “2012 Severance Plan” and “2015 Realignment Plan” below. The Compensation Committee believes that the executive severance arrangements reflect current market standards and severance benefits competitive with those provided by our peer group. The Committee believes that to continue to retain the services of our key executive officers, it is important to provide them with some income and benefit protection against an involuntary termination of employment.

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In the event that an executive dies or is disabled, the executive has the right to receive the unpaid portion of the base salary as of the date of termination, payment of the executive’s accrued but unpaid amounts and extension of applicable benefits in accordance with the terms of any incentive compensation, retirement, employee welfare or other employee benefit plans or programs of the Company in which the executive is then participating in accordance with the terms of such plans or programs, and reimbursement for any expenses for which the executive shall not have theretofore been reimbursed.

Of our two executive officers as of the date of this proxy statement, only Mr. Gill, has an employment agreement with us.

2015 Realignment Plan

In connection with the Realignment Plan announced in March 2015, our Board terminated Eric Richman as President and Chief Executive Officer, effective 11:59 pm on March 11, 2015, and Linda Chang as Senior Vice President, Chief Financial Officer, Treasurer and Secretary, effective April 30, 2015. Mr. Richman remains a member of our Board of Directors. Our Board also terminated our executive officers Francesca Cook and Wayne Morges, effective March 9, 2015.

The terminations of the departing executive officers were without “cause” as defined under their respective employment agreements and each of Mr. Richman, Ms. Chang, Ms. Cook and Dr. Morges entered into separation agreements with the Company, pursuant to which each received cash payments for the severance periods identified in their respective agreement. These agreements extended exercise periods of options and health benefits. In light of his continuing service as director, Mr. Richman’s options will continue vesting for as long as he serves on our Board of Directors, with his then-vested options terminating 90 days after Mr. Richman leaves our Board. Ms. Chang’s, Dr. Morges’ and Ms. Cook’s options remained exercisable during the duration of their respective severance periods. Changes to the exercise period of these options were made in accordance with the terms of the 2007 Plan. In addition, the executive officers elected COBRA coverage, the premiums were payable by the officers during their respective severance periods and equaled those payable by active employees of the Company for the same level of group health coverage, and which were deducted from the officers’ severance pay. The separation agreements contained releases by the executive officers and the Company. The agreements with Ms. Chang, Dr. Morges and Ms. Cook furthermore obligated them to cooperate with the Company in connection with the SIGA litigation.

John M. Gill replaced Mr. Richman as President and Chief Executive Officer beginning March 12, 2015, and Vice President and Controller Philip MacNeill was appointed Vice President and Chief Financial Officer, Treasurer and Secretary effective May 1, 2015.

2012 Severance Plan

The Company adopted a severance plan on May 9, 2012, modified on August 13, 2014 (the “Severance Plan”) for our Chief Executive Officer and our Chief Financial Officer, which applies in case of a “change of control.” Under the terms of the Severance Plan, our Board of Directors can modify or terminate the Severance Plan at any time.

The employment agreement with Mr. Gill, our President and Chief Executive Officer, specifically provides for payments to him upon a change of control, upon which he will receive, if terminated without cause or for "good reason" or upon a written notice of non-extension, (a) unpaid salary, housing allowance and expenses, (b) payment of a pro-rata portion of the annual cash bonus and (c) if, upon the occurrence of a "change of in control," an award (the "Incentive Compensation") of restricted stock award under the Company’s 2007 Long-Term Incentive Plan for 612,244 shares of our common stock (valued in the aggregate at $1,098,978 based on the closing price of our common stock on the NYSE MKT on November 5, 2015), which will vest upon the earliest to occur of (i) a "change in control," (ii) each of three pre-determined milestones, or (iii) the termination of Mr. Gill’s employment for any reason other than (1) a termination for "cause" or (2) a "voluntary resignation. For our Chief Financial Officer, the Severance Plan could include: (a) base salary continuation for 18 months; (b) 1.5 times target annual cash bonus; (c) health and other benefits continuation for 18 months; and (d) in lieu of an excise tax gross up, a “best executive choice” provision under which the executive can elect to reduce his or her severance payment to the extent necessary to avoid triggering excise tax on such payment.

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The Committee believes that in order to continue to retain the services of our executive officers and focus their efforts on stockholder interests when considering strategic alternatives, it is important to provide them with enhanced income and benefit protection against loss of employment in connection with a change-in-control of our company and thereby align the interests of our stockholders and our executive officers.

Tax Considerations

Section 162(m) Policy

The Compensation Committee has found it unnecessary to consider the applicability of Section 162(m) of the Internal Revenue Code (the “Code”) because no executive officer receives compensation in excess of one million dollars.

Compensation Committee Report(1)

The Compensation Committee has reviewed and discussed with management the “Compensation Discussion and Analysis” section of this proxy statement. Based on its review and discussion, the Compensation Committee has recommended to the Board of Directors, that this Compensation Discussion and Analysis be included in this proxy statement for the 2016 Annual Meeting of Stockholders and incorporated by reference in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

Jeffrey W. Runge, M.D.
Mitchel B. Sayare, Ph.D.
Derace L. Schaffer, M.D.

(1)	The material in this report is not “soliciting material” and is not deemed “filed” with the SEC and, except as specifically stated in this report, is not to be incorporated by reference in any of our filings under the Securities Act of 1933 or the Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Summary Compensation Table

The following Summary Compensation Table sets forth, for the stated fiscal years, all compensation awarded to, earned by, or paid to our “Named Executive Officers”, or NEOs, i.e., (i) all individuals serving as our principal executive officer or acting in a similar capacity during 2015, (ii) all individuals serving as our principal financial officer or acting in a similar capacity during 2015, (iii) our three most highly compensated executive officers other than the principal executive officer and principal financial officer who were serving as executive officers of PharmAthene at December 31, 2015 and who received annual compensation in excess of $100,000, and (iv) up to two additional individuals who would have been included under (iii) above but for the fact that they were not serving as an executive officer of PharmAthene at December 31, 2015.

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Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-equity Incentive Plan Compensation ($)(1)	All Other Compensation ($)(7)	Total ($)

John M. Gill	2015	159,872	—	—	—	175,000	1,000	335,872
President and CEO(3)

Philip MacNeill	2015	223,885	—	84,250	73,088	87,593	6,149	474,965
CFO, Treasurer and Secretary(4)

Eric I. Richman	2015	98,018				57,127	515,349	670,494
President and CEO(5)	2014	496,460	—	—	332,439	186,173	6,204	1,021,276
	2013	456,187	—	—	455,600	68,428	5,750	985,965

Linda Chang	2015	113,573	—	—	—	—	275,557	389,130
Senior Vice President, CFO	2014	340,720	—	—	228,407	79,217	8,786	657,130
and Secretary(6)	2013	318,000	—	—	298,988	58,194	12,430	687,130

Francesca Cook	2015	59,571	—	—	—	—	162,577	222,148
Senior Vice President,	2014	313,959	—	—	210,468	50,390	8,431	583,248
Policy and Government Affairs(8)	2013	294,392	—	—	277,631	36,917	16,375	625,315

Jeffrey M. Jones, PhD.	2015	157,156	—	—	—	—	11,599	168,755
Vice President and COO (9)

(1)	Amounts appearing in the Bonus column include any previously guaranteed bonuses and, in accordance with SEC guidance, also include discretionary bonus payments, while any amounts appearing in the Non-equity Incentive Plan Compensation column reflect non-discretionary bonus payments awarded under the PharmAthene Bonus Program for executive officers and other employees, i.e., any amounts that were earned by the executive officers by meeting the relevant performance objectives specified in the PharmAthene Bonus Program. For 2015, those performance objectives are described in the section “Compensation Discussion and Analysis” above.

(2)	Dollar amounts shown reflect the aggregate grant date fair value of stock/options computed in accordance with FASB ASC Topic 718 (formerly FAS 123R). The fair value was estimated using the assumptions detailed in Note 8 to the Company’s Consolidated Financial Statements included in our Annual Reports on Form 10-K for the fiscal years ended December 31, 2015, 2014 and 2013, respectively. The material terms of each grant are described in the footnotes to the “Outstanding Equity Awards at Fiscal Year-End table” below.

(3)	Mr. Gill was appointed our President and Chief Executive Officer as of March 12, 2015. As Mr. Gill was not a NEO prior to 2015, his summary compensation information for 2014 and prior is omitted.

(4)	Mr. MacNeill was appointed our Chief Financial Officer, Secretary and Treasurer as of May 1, 2015. As Mr. MacNeill was not a NEO prior to 2015, his summary compensation information for 2014 and prior is omitted.

(5)	Mr. Richman served as our President and Chief Executive Officer through March 11, 2015. He continues to serve as a director. Mr. Richman did not receive any compensation for his service in his capacity as director while he was an executive officer of the Company.

(6)	Ms. Chang served as our Senior Vice President and Chief Financial Officer from November 2011 through April 30, 2015, and as our Corporate Secretary from April 2014 through April 30, 2015. Upon termination, Ms. Chang forfeited 25% of her 2013 and 2014 matching contributions under the Company’s 401(k) plan, which amounted to $858 and $1,947, respectively.

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(7)	Amounts include matching contributions under the Company’s 401(k) plan.

(8)	Ms. Cook served as our Senior Vice President, Policy and Government Affairs through March 9, 2015.

(9)	Mr. Jones served as our Vice President and Chief Operating Officer effective March 12, 2015 through September 17, 2015.

Grants of Plan-Based Awards

The following table sets forth information regarding each grant of an award made to our Named Executive Officers during the fiscal year ended December 31, 2015 under any plan, contract, authorization or arrangement pursuant to which cash, securities, similar instruments or other property may be received.

		Estimated Possible Payouts under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards	All Other Option Awards
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Number of Shares or Stock Units(2)	Number of Securities Underlying Options(3)	Exercise or Base Price of Option Awards ($/sh)(4)	Grant Date Fair Value of Stock and Option Awards ($)(5)
John M. Gill	11/05/2015	—	—	—	612,244	—	—	1,098,978
			100,000
Philip MacNeill	03/11/2015	—	—	—	25,000	—	—	42,750
	12/03/2015	—	—	—	—	70,625	1.66	73,088
	12/03/2015	—	—	—	25,000	—	—	41,500
			56,511

(1)	Represents awards made under the 2015 Bonus Program. Amounts earned under that program appear in the “Non-Equity Incentive Plan Compensation” column in the “Summary Compensation Table.” Please refer to “— Components of Compensation — Cash Bonuses” for a description of the 2015 Bonus Program.

(2)	Represents shares of restricted stock.

(3)	Represents shares of common stock issuable upon exercise of stock options.

(4)	Represents the closing sales price of our common stock on the NYSE MKT on the grant date.

(5)	Dollar amounts shown reflect the aggregate grant date fair value of options and restricted stock computed in accordance with FASB ASC Topic 718 (formerly FAS 123R). The fair value was estimated using the assumptions detailed in Note 8 to the Company’s Consolidated Financial Statements included in our Annual Reports on Form 10-K for the fiscal years ended December 31, 2015 and 2014, respectively. The material terms of each grant are described in the footnotes to the “Outstanding Equity Awards at Fiscal Year-End table” below.

In 2015, all equity awards were granted under our 2007 Plan.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning the outstanding equity awards of each of the Named Executive Officers as of December 31, 2015.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable(1)	Number of Securities Underlying Unexercised Options Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date		Number of Shares or Units That Have Not Vested(2)		Market Value of Shares or Units of Stock that Have Not Vested ($)(3)
John M. Gill(4)	1,104	—	3.80	01/18/2016	(5)
	20,000	—	5.25	10/09/2017	(6)
	10,000	—	2.59	06/13/2018	(7)
	20,000	—	2.47	08/05/2019	(8)
	40,000	—	2.92	08/14/2019	(9)
	20,000	—	1.60	06/23/2020	(10)
	20,000	—	3.11	06/23/2021	(11)
	20,000	—	1.45	06/22/2022	(12)
	20,000	—	1.64	06/11/2023	(13)
	20,000	—	1.51	06/18/2024	(14)
	—	—	—	—		612,244	(15)	1,163,264

Philip MacNeill(16)	15,000	—	3.23	01/31/2021	(17)
	4,500	—	1.21	12/01/2021	(18)
	1,845	—	1.21	12/01/2021	(19)
	5,625	—	1.13	12/03/2022	(20)
	9,375	9,375	1.94	01/29/2024	(21)
	10,000	10,000	1.71	12/08/2024	(22)
	—	—	—	—		25,000	(23)	47,500
	17,656	52,969	1.66	12/03/2025	(24)
	—	—	—	—		25,000	(25)	47,500

Eric I. Richman(26)	4,510	—	3.80	02/22/2016	(27)
	8,282	—	3.80	01/4/2017	(28)
	260,000	—	5.20	10/2/2017	(29)
	30,573	—	2.46	1/21/2019	(30)
	100,000	—	1.51	03/25/2020	(31)
	100,000	—	1.48	05/18/2020	(32)
	125,000	—	4.20	10/20/2020	(33)
	125,000	—	3.34	11/3/2020	(34)
	225,000	—	3.91	12/23/2020	(35)
	25,000	—	1.76	09/30/2021	(36)
	150,000	—	1.16	12/7/2021	(37)
	91,121	—	1.16	12/7/2021	(38)
	112,500	37,500	1.19	12/12/2022	(39)
	80,000	240,000	1.94	01/29/2024	(40)
	67,830	203,490	1.71	12/11/2024	(41)
		20,000	1.69	08/02/2025	(42)

Linda L. Chang(43)	20,000	—	1.59	1/30/2016	(44)
	112,500	—	1.59	1/30/2016	(45)
	7,900	—	1.13	1/30/2016	(46)
	52,500	—	1.94	1/30/2016	(47)

Francesca Cook	—	—	—	—

Jeffrey M. Jones, Ph.D.	—	—	—	—

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(1)	Reflects options granted under our 2007 Plan as well as options initially granted under the 2002 Long-Term Incentive Plan and assumed by us in the 2007 merger and now outstanding under the 2007 Plan. The exercise price of these options is subject to customary anti-dilution adjustments.

(2)	Reflects restricted stock awards granted under our 2007 Plan.

(3)	Reflects a closing price of our common stock on December 31, 2015 of $1.90 per share. The closing price of our common stock on April 20, 2016 was $2.40.

(4)	Mr. Gill was appointed our President and Chief Executive Officer as of March 12, 2015.

(5)	Reflects options to purchase 1,104 shares of common stock granted on January 18, 2006, which are fully vested.

(6)	Reflects options to purchase 20,000 shares of common stock granted on October 9, 2007, which are fully vested.

(7)	Reflects options to purchase 10,000 shares of common stock granted on March 9, 2009, which are fully vested.

(8)	Reflects options to purchase 20,000 shares of common stock granted on August 5, 2009, which are fully vested.

(9)	Reflects options to purchase 40,000 shares of common stock granted on August 14, 2009, which are fully vested.

(10)	Reflects options to purchase 20,000 shares of common stock granted on June 23, 2010, which are fully vested.

(11)	Reflects options to purchase 20,000 shares of common stock granted on June 23, 2011, which are fully vested.

(12)	Reflects options to purchase 20,000 shares of common stock granted on June 22, 2012, which are fully vested.

(13)	Reflects options to purchase 20,000 shares of common stock granted on June 11, 2013, which are fully vested.

(14)	Reflects options to purchase 20,000 shares of common stock granted on June 18, 2014, which are fully vested.

(15)	Reflects 612,244 shares of restricted stock granted on November 5, 2015, vesting upon the earliest to occur of (a) a change in control of the Company, (b) each of three predetermined milestones, or (c) the termination of Mr. Gill's employment for any reason other than (1) a termination for cause or (2) a voluntary resignation.

(16)	Mr. MacNeill was appointed our Vice President, Chief Financial Officer, Treasurer and Secretary as of May 1, 2015.

(17)	Reflects options to purchase 15,000 shares of common stock granted on January 31, 2011, which are fully vested.

(18)	Reflects options to purchase 4,500 shares of common stock granted on December 1, 2011, which are fully vested.

(19)	Reflects options to purchase 1,845 shares of common stock granted on December 1, 2011, which are fully vested.

(20)	Reflects options to purchase 5,625 shares of common stock granted on December 3, 2012, which are fully vested.

(21)	Reflects options to purchase 18,750 shares of common stock granted on January 29, 2014, pursuant to which 25% vest immediately, and 25% vest on the first, second and third anniversaries of the grant date.

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(22)	Reflects options to purchase 20,000 shares of common stock granted on December 8, 2014, pursuant to which 25% vest immediately, and 25% vest on the first, second and third anniversaries of the grant date.

(23)	Reflects 25,000 shares of restricted stock granted on March 11, 2015, pursuant to which 50% vest on the first and second anniversaries of the grant date. If prior to March 11, 2017, performance conditions are achieved, all shares not then vested will immediately vest.

(24)	Reflects options to purchase 70,625 shares of common stock granted on December 3, 2025, pursuant to which 25% vest immediately, and 25% vest on the first, second and third anniversaries of the grant date.

(25)	Reflects 25,000 shares of restricted stock granted on December 3, 2015, pursuant to which 50% vest on the first and second anniversaries of the grant date. If prior to December 3, 2017, performance conditions are achieved, all shares not then vested will immediately vest.

(26)	Mr. Richman served as our President and Chief Executive Officer through March 11, 2015. Under the terms of his separation agreement, Mr. Richman’s options will continue to vest for as long as he serves on our Board of Directors, with his then-vested options remaining exercisable until the date that is 90 days after Mr. Richman leaves our Board.

(27)	Reflects options to purchase 4,510 shares of common stock granted on February 22, 2006, which are fully vested.

(28)	Reflects options to purchase 8,282 shares of common stock granted on January 4, 2007, which are fully vested.

(29)	Reflects options to purchase 260,000 shares of common stock granted on October 2, 2007, which are fully vested.

(30)	Reflects options to purchase 30,573 shares of common stock granted on January 21, 2009, which are fully vested.

(31)	Reflects options to purchase 100,000 shares of common stock granted on March 25, 2010, which are fully vested.

(32)	Reflects options to purchase 100,000 shares of common stock granted on May 18, 2010, which are fully vested.

(33)	Reflects options to purchase 125,000 shares of common stock granted on October 20, 2010, which are fully vested.

(34)	Reflects options to purchase 125,000 shares of common stock granted on November 3, 2010, which are fully vested.

(35)	Reflects options to purchase 225,000 shares of common stock granted on December 23, 2010, which are fully vested.

(36)	Reflects options to purchase 25,000 shares of common stock granted on September 30, 2011, which are fully vested.

(37)	Reflects options to purchase 150,000 shares of common stock granted on December 7, 2011, which are fully vested.

(38)	Reflects options to purchase 91,121 shares of common stock granted on December 7, 2011, which are fully vested.

(39)	Reflects options to purchase 150,000 shares of common stock granted on December 12, 2012, pursuant to which 25% vest on the first, second, third and fourth anniversaries of the grant date. See also footnote (26).

(40)	Reflects options to purchase 320,000 shares of common stock granted on January 29, 2014, pursuant to which 25% vest on the first, second, third and fourth anniversaries of the grant date. See also footnote (2).

(41)	Reflects options to purchase 271,320 shares of common stock granted on December 11, 2014, pursuant to which 25% vest on the first, second, third and fourth anniversaries of the grant date. See also footnote (2).

(42)	Reflects options to purchase 20,000 shares of common stock granted to Mr. Richman a member of our Board of Directors on August 2, 2015, pursuant to which 100% vest on the first anniversary of the grant date.

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(43)	Ms. Chang served as our Senior Vice President, Chief Financial Officer, Treasurer and Secretary through April 30, 2014. Under the terms of her separation agreement, her outstanding options stopped vesting on her termination date but remain exercisable for nine months after her termination date.

(44)	Reflects options to purchase 20,000 shares of common stock granted on November 7, 2011, which are fully vested.

(45)	Reflects options to purchase 150,000 shares of common stock granted on November 7, 2011, pursuant to which 25% vest on the first, second, third and fourth anniversaries of the grant date. The balance of the unvested award was forfeited as a result of Ms. Chang’s resignation. See also footnote (43).

(46)	Reflects options to purchase 75,000 shares of common stock granted on December 3, 2012, pursuant to which 25% vest on the first, second, third and fourth anniversaries of the grant date. 29,600 of the vested options were exercised. The balance of the unvested award was forfeited as a result of Ms. Chang’s resignation. See also footnote (43).

(47)	Reflects options to purchase 210,000 shares of common stock granted on January 29, 2014, pursuant to which 25% vest on the first, second, third and fourth anniversaries of the grant date. The balance of the unvested award was forfeited as a result of Ms. Chang’s resignation. See also footnote (43).

Option Exercises and Stock Awards Vested

The following table sets forth information regarding the exercise of stock options and vesting of restricted stock awards during the fiscal year ended December 31, 2015 for each Named Executive Officer on an aggregated basis.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vest (#)	Value Realized on Vest ($)(2)
John M. Gill	—	—	—	—
Philip MacNeill	—	—	—	—
Eric I. Richman	—	—	—	—
Linda L. Chang	29,600	28,712	—	—
Francesca M. Cook	194,683	78,135	—	—
Jeffrey Jones, Ph.D.	23,252	5,972

(1)	The amounts in the “Value Realized on Exercise” column are calculated based on the difference between the closing market price per share of our common stock on the date of exercise and the exercise price of the option.

(2)	The amounts in the “Value Realized on Vest” column are calculated based on the product of the closing market price per share of our common stock on the date of vest and the number of shares that vested on such date.

Employment and Separation Agreements

John M. Gill

John M. Gill, a member of our Board of Directors, was appointed to serve as our President and Chief Executive Officer beginning March 12, 2015. Mr. Gill is expected to devote necessary time to carry out his duties as President and Chief Executive Officer, and although he does not have other employment, he is not expected to devote his full time to the business of the Company, which is reflected in his compensation. For 2016, Mr. Gill will receive an annual salary of $300,000 as President and Chief Executive Officer, with the possibility of bonuses and option grants to be determined at a future date.

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Employment Agreement

The Company entered into an employment agreement with John M. Gill, dated as of November 5, 2015, for the period commencing on September 17, 2015 and initially ending on the first anniversary thereof. On each anniversary of the Employment Agreement, the term of the agreement automatically extends for an additional one-year period, unless either party provides the other party with 90 days’ prior written notice of non-extension. Under the agreement, Mr. Gill was paid an annual base salary of $200,000 for the calendar year of 2015 and will be paid a base salary of $300,000 for each year thereafter, subject to annual review and increase at the option of the Compensation Committee of our Board of Directors. Under the terms of the agreement, Mr. Gill was eligible for and received a $50,000 bonus for services rendered in 2015 and will be eligible for an annual cash bonus, the target of which is up to 50% of his base salary, based on the achievement of certain pre-determined performance milestones established by the Compensation Committee and the Board of Directors, beginning in 2016.

In addition, pursuant to the agreement, among other customary terms, Mr. Gill: (i) was granted an award (the "Incentive Compensation") of restricted stock award under the Company’s 2007 Long-Term Incentive Plan for 612,244 shares of the Company’s common stock (valued in the aggregate at $900,000 based on the closing price of the Company’s common stock on the NYSE MKT on September 17, 2015), which will vest upon the earliest to occur of (a) a "change in control," (b) each of three pre-determined milestones, or (c) the termination of Mr. Gill’s employment for any reason other than (1) a termination for "cause" or (2) a "voluntary resignation."; (ii) will receive, if terminated without cause or for "good reason" or upon a written notice of non-extension, (a) unpaid salary, housing allowance and expenses, (b) payment of a pro-rata portion of the annual cash bonus and (c) if, upon the occurrence of a "change of in control," the Incentive Compensation; (iii) will continue to be provided with corporate housing in the Annapolis, Maryland area comparable to that previously provided; (iv) will be required to devote an average of three days per week to the business of the Company; (v) will be entitled to receive reimbursements for certain expenses, in accordance with the practices of the Company in effect from time to time; and (vi) will be subject to certain work-for-hire, confidentiality, non-disparagement and non-competition covenants. In addition, Mr. Gill is not entitled to participate in any employee benefit plans and programs of the Company.

Philip MacNeill

Philip MacNeill was appointed to serve as our Vice President, Chief Financial Officer, Treasurer and Secretary effective May 1, 2015. The Company has not entered into a written employment agreement with Mr. MacNeill. In 2016 Mr. MacNeill’s salary was increased to $258,596 and will receive a 10% retention bonus payable if he has not been terminated for cause or has not resigned other than for good reason prior to December 31, 2016. Mr. MacNeill is also eligible to receive, at the sole discretion of the Compensation Committee, an annual cash bonus of up to 25% of his base salary payable based on the achievement of certain pre-determined performance milestones. In addition, Mr. MacNeill may be eligible for additional bonuses at the option and sole discretion of the Compensation Committee. Mr. MacNeill received a grant of 25,000 shares of restricted stock vesting in two equal increments over two years, subject to acceleration if (A) each of (i) the Company’s litigation in the State of Delaware against SIGA Technologies, Inc. and (ii) the proceedings in the United States Bankruptcy Court in the Southern District of New York involving SIGA Technologies, Inc., are finally resolved (i.e., no longer remain subject to appeal) or (B) Mr. MacNeill’s position is eliminated as part of a reduction in force.

Eric I. Richman

Mr. Richman was appointed our President and Chief Operating Officer on March 25, 2010, our interim Chief Executive Officer on May 2, 2010, and our Chief Executive Officer on October 20, 2010. On December 23, 2010, we entered into a new employment agreement with Mr. Richman, for the period commencing on January 1, 2011 and ending on the first anniversary of such date. The term of the agreement was automatically extended for an additional year on each anniversary unless 90 days’ prior written notice of non-extension was provided, provided that a nonrenewal by the Company would have been treated as a termination without cause under the agreement.

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Mr. Richman was terminated as our President and Chief Executive Officer effective March 11, 2015. In connection with the termination, he entered into a separation agreement and general release and waiver, dated March 16, 2015. Both his employment agreement and his separation agreement are described below.

Employment Agreement

Under the agreement, Mr. Richman was paid a specified annual base salary, subject to annual review and increase at the option of the Compensation Committee of our Board of Directors. In 2014, Mr. Richman’s base salary was increased to $496,460. Under the terms of the agreement, Mr. Richman was also eligible for an annual cash bonus, the target of which was no less than 60% of his base salary, based on the achievement of certain corporate objectives. The corporate objectives were determined by the Compensation Committee in consultation with Mr. Richman, while the achievement of such objectives were determined by the Compensation Committee.

Under the terms of the agreement, if Mr. Richman was terminated other than for cause or he resigned for good reason, he would be entitled to receive, in addition to unpaid salary and expenses and payment of accrued incentive compensation amounts, (A) severance payments in the form of a continuation of his base salary in effect immediately prior to the termination for a period of 12 months following the termination, (B) a lump-sum payment equal to the accrued portion of his target bonus, including any unpaid portion of the prior year’s bonus, and (C) COBRA coverage, to the extent elected, provided at the same premiums as are charged to active employees for the same level of group health coverage for a period of 12 months following termination, all of which would be payable in consideration for and only after he executes a general release containing terms reasonably satisfactory to us. The same provisions would have applied had Mr. Richman been terminated without cause or if he resigned for good reason within 12 months of a change of control and no new employment agreement had been entered into within 90 days of such change of control, except that Mr. Richman’s severance payment would have been made in one lump-sum payment corresponding to 18 months’ salary, he would also have received his target bonus for the year of termination and all equity-based awards held by Mr. Richman would have been deemed fully vested as of the date of termination.

The December 23, 2010 agreement requires that during his employment and for a period of 12 months (in some cases 18 months) following termination of the employment, Mr. Richman shall not directly or indirectly engage in the development, production, marketing or sale of products that compete with our products or assist others in a competing business or induce other employees of PharmAthene to terminate their employment with us or engage in a competing business. Mr. Richman is furthermore required to refrain from directly or indirectly disclosing any confidential information obtained while working at PharmAthene.

The agreement further specifies that if Mr. Richman became entitled to severance payments, subject to a limited exception in case of adverse tax effects, all salary continuation payments would be placed in an irrevocable grantor trust, the assets of which were to be used to make the severance payments to the executive or satisfy the claims of the Company’s unsecured general creditors in the event of the Company’s insolvency or bankruptcy.

Separation Agreement

Mr. Richman was terminated as our President and Chief Executive Officer effective March 11, 2015. The termination was without “cause” as defined under his employment agreement and Mr. Richman will therefore receive cash payments in accordance with the terms of that agreement.

In connection with the termination, Mr. Richman also entered into a separation agreement and general release and waiver, dated March 16, 2015. The separation agreement reiterates Mr. Richman’s right to receive (1) cash payments aggregating $496,460 as severance pay over a period of 12 months, (2) a cash payment of $57,127 representing the accrued portion of Mr. Richman’s 2015 target bonus amount as of March 11, 2015, and (3) COBRA coverage, to the extent elected, provided at the same premiums as are charged to active employees for the same level of group health coverage for a period of 12 months following termination. In addition, the separation agreement provides that all stock options held by Mr. Richman on his termination date will continue to vest for as long as he serves on our Board of Directors, with his then-vested options terminating 90 days after Mr. Richman leaves our Board. The separation agreement contains releases by Mr. Richman and the Company.

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Please also read the disclosure under “— 2012 Severance Plan” above with respect to the effect of “change of control” events had any such events occurred prior to Mr. Richman’s termination.

Linda L. Chang

On February 7, 2012, we entered into an employment agreement with Linda Chang for the period commencing on February 7, 2012 and ending on the first anniversary of her hiring date, November 7, 2012. The term of the agreement was automatically extended for an additional year on each anniversary unless 90 days’ prior written notice of non-extension was provided.

Ms. Chang was terminated as our Senior Vice President, Chief Financial Officer, Treasurer and Secretary effective April 30, 2015. In connection with the termination, she entered into a separation agreement and general release and waiver as described below. Both her employment agreement and the form of her separation agreement are described below.

Employment Agreement

Under the agreement, Ms. Chang was paid a specified annual base salary, subject to annual review and increase at the option of the Compensation Committee. In 2014, Ms. Chang’s base salary was increased to $340,720. Ms. Chang was also eligible to receive, at the sole discretion of the Compensation Committee, an annual cash bonus of up to 30% of her base salary, and could be eligible for additional bonuses at the option and sole discretion of the Compensation Committee based on the achievement of certain pre-determined performance milestones.

The agreement reflected payment of a $25,000 signing bonus upon her employment with the Company, with the requirement that she repay such amount had she resigned her employment for any reason other than for “good reason” or had the Company terminated her employment for “cause” prior to November 7, 2012. The agreement reflected the grant of an option, under the 2007 Plan, to purchase up to 170,000 shares of the Company’s common stock at an exercise price of $1.59 per share, the closing price of the Company’s common stock on the NYSE MKT on the date of grant. The option, which has a term of ten years, vested immediately with respect to 20,000 shares, with the remaining 150,000 shares vesting over a 4 year period with 25% each vesting on the first, second, third and fourth anniversaries of the grant date. Ms. Chang was terminated as of April 30, 2015 and this option will therefore not continue to vest. The employment agreement also reflected the award of a restricted share grant of 20,000 shares of Company common stock under the 2007 Plan vesting at a rate of 33 1/3rd% per year starting on the first anniversary of the date of grant.

Under the terms of the agreement, if Ms. Chang was terminated other than for cause or she resigned for good reason, she was entitled to receive, in addition to unpaid salary and expenses and payment of accrued incentive compensation amounts, severance payments in the form of a continuation of her base salary in effect immediately prior to the termination for a period of nine months following the termination, payable in consideration for and only after she executed a general release containing terms reasonably satisfactory to us.

Separation Agreement

Ms. Chang was terminated as our Senior Vice President, Chief Financial Officer, Treasurer and Secretary effective April 30, 2015. The termination was without “cause” as defined under her employment agreement and Ms. Chang therefore received cash payments in accordance with the terms of that agreement.

In connection with the termination, Ms. Chang entered into a separation agreement and general release and waiver. The separation agreement reiterated Ms. Chang’s right to receive cash payments aggregating $255,540 as severance pay over a period of 9 months. The separation agreement specified that COBRA coverage, to the extent elected, will be provided at the same premiums as are charged to active employees for the same level of group health coverage for a period of 9 months following termination and that all vested stock options held by Ms. Chang on her termination date will continue to be exercisable for the same period. The separation agreement contains releases by Ms. Chang and the Company. The agreement obligates Mr. Chang to cooperate with the Company in connection with the SIGA litigation.

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Potential Payments Upon Termination or Change of Control

Severance Plan

Executive officers are eligible to receive certain severance benefits in connection with terminations of employment due to death, disability, or termination without cause or constructive termination (including following a change-in-control) as more fully described in the section entitled "Severance Agreements and Other Benefits", including the subsections thereto entitled “—2012 Severance Plan” and “—2015 Realignment Plan”, as well as the section above entitled “Employment and Separation Agreements,”

Termination Without Cause/For Good Reason after a Change of Control

Pursuant to Mr. Gill's employment Agreement if he is terminated without cause or for good reason, respectively, or upon non-renewal of his employment agreement, Mr. Gill shall not have any further rights or claims against the Company under this employment agreement except the right to receive: (i) the unpaid portion of his base salary, (ii) the unpaid portion of his housing allowance computed on a pro rata basis to the date of termination; (iii) reimbursement for any expenses for which Mr. Gill shall not have yet been reimbursed, (iv) the pro rata portion of the target bonus that he may be eligible to receive, and (v) the full acceleration of Mr. Gill's Incentive Compensation, upon the occurrence of a Change of Control.

The following table sets forth the amount of potential payments and value of restricted stock that Mr. Gill would have received if we had terminated his employment without cause or Mr. Gill had resigned for good reason on December 31, 2015 following a “change of control” as specified under his Employment Agreement.

Name	Cash Payments ($)(1)	Value of Restricted Stock ($)(2)
John M. Gill	$100,000	$1,163,236.60

(1) Represents an amount equal to 50% of the target annual cash bonus, but excludes reimbursement for any expenses for which Mr. Gill had not yet been reimbursed. According to Mr. Gills employment agreement, Mr. Gill's target bonus was up to 50% of base salary.

(2) Represents the immediate vesting of 612,244 shares of restricted stock held by Mr. Gill, which is based on the closing sales price of the Company's common stock on December 31, 2015 (i.e. $1.90). Any payments, awards, benefits or distributions due to Mr. Gill under the agreement as a result of a transaction described in Section 280G of the tax code, may be subject to certain adjustments as set forth in the agreement.

Termination Without Cause/For Good Reason in the Absence of a Change of Control

Pursuant to Mr. Gill's employment Agreement if he is terminated without cause or for good reason, respectively, or upon non-renewal of his employment agreement, Mr. Gill shall not have any further rights or claims against the Company under this employment agreement except the right to receive: (i) the unpaid portion of his base salary, (ii) the unpaid portion of his housing allowance computed on a pro rata basis to the date of termination; (iii) reimbursement for any expenses for which Mr. Gill shall not have yet been reimbursed, (iv) the pro rata portion of the target bonus that he may be eligible to receive, and (v) the full acceleration of Mr. Gill's Incentive Compensation.

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The following table sets forth the percentage of the target bonus for which John Gill was entitled, if we had terminated Mr. Gill's employment without cause or if Mr. Gill had resigned for good reason on December 31, 2015, as set forth in his employment agreement.

Name	Percentage of Target Bonus	Stated Period for Continued Employee Benefits
John M. Gill	50% of the target annual cash bonus ($100,000)	None

The following table sets forth the amount of potential payments and value of restricted stock that Mr. Gill would have received if we had terminated his employment without cause or if Mr. Gill had resigned for good reason on December 31, 2015, as set forth in his employment agreement.

Name	Cash Payments ($)(1)	Value of Restricted Stock ($)(2)
John M. Gill	$100,000	$1,163,236.60

(1) Represents an amount equal to 50% of the target annual cash bonus, but excludes reimbursement for any expenses for which Mr. Gill had not yet been reimbursed. According to Mr. Gills employment agreement, Mr. Gill's target bonus was up to 50% of base salary.

(2) Represents the immediate vesting of 612,244 shares of restricted stock held by Mr. Gill, which is based on the closing sales price of the Company's common stock on December 31, 2015 (i.e. $1.90). Any payments, awards, benefits or distributions due to Mr. Gill under the agreement as a result of a transaction described in Section 280G of the tax code, may be subject to certain adjustments as set forth in the agreement.

Separation Agreements under Realignment Plan

In connection with our Realignment Plan announced in March 2015, Mr. Richman, Ms. Chang, Ms. Cook and Dr. Morges also entered into separation agreements with the Company. These agreements extended exercise periods of options and health benefits. In light of his continuing service as director, Mr. Richman’s options will continue vesting for as long as he serves on our Board of Directors, with his then-vested options terminating 90 days after Mr. Richman leaves our Board. Ms. Chang’s, Dr. Morges’ and Ms. Cook’s options remained exercisable during the duration of their respective severance periods. Changes to the exercise period of these options were made in accordance with the terms of the 2007 Plan. In addition, the executive officers elected COBRA coverage, the premiums were payable by the officers during their respective severance periods and equaled those payable by active employees of the Company for the same level of group health coverage, and were deducted from the officers’ severance pay. The separation agreements contained releases by the executive officers and the Company. The agreements with Ms. Chang, Dr. Morges and Ms. Cook furthermore obligated them to cooperate with the Company in connection with the SIGA litigation.

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Equity Compensation Plan Information

The following table provides information regarding the number of securities to be issued under our 2007 Plan, the weighted-average exercise price of options issued under the 2007 Plan and the number of securities remaining available for future issuance under the 2007 Plan, in each case as of December 31, 2015:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	4,191,004	(1)	2.36	7,613,361	(2)
Equity compensation plans not approved by security holders	—		—	—
Total	4,191,004		2.36	7,613,361

(1)	Does not include 852,244 restricted stock granted under the 2007 Plan as of December 31, 2015.

(2)	This amount includes shares underlying unexercised options already granted and reported in the first column. Under our 2007 Plan, such shares are not treated as issued and are not counted as used against the plan limits until the options are exercised. If we were to exclude shares underlying unexercised options already granted, this amount would be 3,422,357 as of December 31, 2015. Under our 2007 Plan, the number of shares available for issuance under such plan was automatically increased as of the first day of our fiscal year, beginning in 2009 and occurring each year thereafter through 2015, by a number that is equal to the lower of (i) 1,100,000 shares, (ii) 2.5% of the outstanding shares of common stock as of the end of our immediately preceding fiscal year, and (iii) any lesser number of shares determined by the Board; provided, however, that the aggregate number of shares available for issuance pursuant to such increases may not exceed 5,700,000 shares. This 5,700,000 share limit was reached on January 1, 2014.

Further information regarding our 2007 Plan is contained in Note 8 to our consolidated financial statements for the fiscal year ended December 31, 2015 contained in our Annual Report on Form 10-K for that year.

Certain Relationships and Related Transactions

Other than as disclosed pursuant to Item 402 of Regulation S-K in the sections “Director Compensation” and “Executives and Executive Compensation” above, no reportable transactions as described in Item 404(a) of Regulation S-K took place in the year ended December 31, 2015 through the date of this proxy statement. There are no familial relationships among our directors, nominees and/or executive officers.

Under the Company’s written Conflicts of Interest Policy, each director and officer must disclose to the Board, or separately-appointed conflicts committee of the Board (the “Reviewing Directors”), any matter that could reasonably be considered to involve a material financial interest that such director or officer, or any immediate family member of such director or officer, has, or any transaction, contract or arrangement involving the Company and another entity of which the person serves as officer or director. As defined in the policy, financial interests include any direct or indirect (i) existing or potential ownership or investment interest in any entity with which the Company has a transaction, contract or other arrangement; (ii) compensation arrangement with the Company or with any entity or individual with which the Company has a transaction, contract or other arrangement (except that officers need not disclose compensation and other benefits paid to the officer pursuant to a resolution of the Board of Directors); (iii) existing or potential ownership or investment interest in, or compensation arrangement with, any entity or individual with which the Company is negotiating a transaction, contract or other arrangement; or (iv) existing or potential ownership or investment interest in, or compensation arrangement with, any entity whose business or operation has been or will be directly affected by a decision or action of the Company. After disclosure of the actual or potential conflict of interest, the disinterested Reviewing Directors must determine whether a conflict of interest exists. If the disinterested Reviewing Directors determine a conflict of interest exists, the chairman of the Board or the committee must, if appropriate, appoint a disinterested person to investigate alternatives to the proposed transaction, contract or arrangement. If a more advantageous transaction, contract or arrangement that would not give rise to a conflict of interest is not reasonably attainable under the circumstances, the Board or the committee, as the case may be, must determine by majority vote of the disinterested directors whether the transaction, contract or arrangement is in the Company’s best interest and for its own benefit and whether it is fair and reasonable to the Company. In addition, each of PharmAthene’s directors and officers must submit a written statement annually as to their business and other affiliations that in any way relate to the business and other affiliations of the Company.

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The information required by Item 407(a) of Regulation S-K on Director Independence is incorporated herein by reference to “Corporate Governance; Board of Directors” in this proxy statement.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership of our common stock with the SEC. Based solely on our review of copies of these reports filed with the SEC, we believe there has been compliance with all Section 16(a) filing requirements applicable to such directors, executive officers and 10% beneficial owners for 2015.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information, as it was available to the Company on April 20, 2016 except as otherwise indicated, based on information furnished by the persons named below, obtained from our transfer agent and/or obtained from certain filings made by the persons named below with the SEC, with respect to the beneficial ownership of shares of the Company’s common stock by (i) each person known by us to be the beneficial owner of more than 5% of our outstanding shares of the Company’s common stock (inclusion in this table shall not be deemed an admission of affiliate status), (ii) each director, nominee for director and Named Executive Officer and (iii) all current directors and executive officers as a group. Except as indicated in the footnotes to the table, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Outstanding Shares(2)

Funds Affiliated with Prescott Group Capital Management, L.L.C.(3)	7,981,035	12.17%
Funds Affiliated with Nantahala Capital Management, L.L.C. (4)	3,389,364	5.17%
Eric I. Richman(5)**	1,426,007	2.13%
Derace L. Schaffer, M.D.(6)**	1,167,710	1.78%
John M. Gill(7)**	802,244	1.22%
Mitchel Sayare, Ph.D.(8)**	255,500	*
Jeffrey W. Runge, M.D.(9)**	157,700	*
Philip MacNeill*(10)	118,689	*
Steven St. Peter, M.D.(11)**	95,004	*
Linda L. Chang (12)	206,000	*
Francesca M. Cook (13)	337,121	*
Jeffrey Jones, Ph.D. (14)	73,086	*
All directors and executive officers as a group (7 persons)	4,022,854	5.94%

*	Less than 1.0%

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**	Director

(1)	Unless otherwise indicated in other footnotes, the address for each beneficial owner is c/o PharmAthene, Inc., One Park Place, Annapolis, MD 21401.

(2)	Based on 65,591,840 shares of common stock as of April 20, 2016, all of which were outstanding on the records of our transfer agent. Beneficial ownership is determined in accordance with the rules and regulations of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock underlying warrants, notes or subject to options held by that person that are currently exercisable or exercisable within 60 days are deemed outstanding. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as indicated in the following footnotes or pursuant to applicable community property laws, each stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite such stockholder’s name.

(3)	Based on a Schedule 13G/A filed on February 17, 2015 by Prescott Group Capital Management, L.L.C. (“Prescott”) and certain entities affiliated or associated with Prescott, including Prescott Group Aggressive Small Cap, L.P., Prescott Group Aggressive Small Cap II, L.P. (collectively, the “Small Cap Funds”), and Phil Frohlich, the principal of Prescott, reflecting shared voting and dispositive power with respect to 7,981,035 shares of common stock of the Company purchased by the Small Cap Funds through the account of Prescott Group Aggressive Small Cap Master Fund, G.P., (“Prescott Master Fund”), of which the Small Cap Funds are general partners. Prescott serves as the general partner of the Small Cap Funds.

(4)	As disclosed in their Schedule 13D/A filed on February 16, 2016 by Nantahala Capital Management, L.L.C. (“Nantahala”) and certain entities affiliated with Nantahala, including Wilbot B. Harkey and Daniel Mack, reflecting shares voting a dispositive power with respect to 3,389,364 shares of common stock of the Company. PharmAthene, Inc. does not deem Nantahala Capital Management, LLC to be an Acquiring Person as defined in the Tax Benefit Preservation Plan and does not deem Nantahala in violation of the Tax Benefit Preservation Plan.

(5)	Includes shares granted as restricted stock and not relinquished for tax purposes (included herein irrespective of vesting date) and options to purchase a total of 1,239,135 shares of common stock (representing the portion of options to purchase a total of 1,660,175 shares of common stock that are exercisable as of April 20, 2016 or will become exercisable within 60 days thereof). Mr. Richman is a member of our Board of Directors and served as our President and Chief Executive Officer through March 11, 2015.

(6)	Includes options to purchase 150,000 shares of common stock, (representing the portion of options to purchase a total of 170,000 shares of common stock that are exercisable as of April 20, 2016 or will become exercisable within 60 days thereof). Dr. Schaffer is a member of our Board of Directors.

(7)	Includes shares granted as restricted stock and not relinquished for tax purposes (included herein irrespective of vesting date) and options to purchase a total of 190,000 shares of common stock, all of which are exercisable. Mr. Gill is a member of our Board of Directors and was appointed our President and Chief Executive Officer effective March 12, 2015.

(8)	Includes options to purchase a total of 250,500 shares of common stock (representing the portion of options to purchase a total of 270,500 shares of common stock that are exercisable as of April 13, 2016 or will become exercisable within 60 days thereof). Dr. Sayare is the Chairman of our Board of Directors.

(9)	Includes options to purchase a total of 120,000 shares of common stock (representing the portion of options to purchase a total of 140,000 shares of common stock that are exercisable as of April 20, 2016 or will become exercisable within 60 days thereof). Dr. Runge is a member of our Board of Directors.

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(10)	Includes shares granted as restricted stock and not relinquished for tax purposes (included herein irrespective of vesting date) and options to purchase 68,689 shares of common stock (representing the portion of options to purchase a total of 136,345 shares of common stock that are exercisable as of April 20, 2016 or will become exercisable within 60 days thereof). Mr. MacNeill was appointed our Vice President, Chief Financial Officer, Treasurer and Secretary as of May 1, 2015.

(11)	Includes options to purchase a total of 70,004 shares of common stock (representing the portion of options to purchase a total of 90,004 shares of common stock that are exercisable as of April 20, 2016 or will become exercisable within 60 days thereof). Dr. St. Peter is a member of our Board of Directors.

(12)	Ms. Chang served as our Senior Vice President, Chief Financial Officer, Treasurer and Secretary through April 30, 2015. Represents beneficial ownership immediately following termination and includes options to purchase a total of 16,900 shares of common stock exercised after termination, but does not include shares issuable upon exercise of options that expired.

(13)	Ms. Cook served as our Senior Vice President, Policy and Government Affairs through March 9, 2015. Represents beneficial ownership immediately following termination and includes options to purchase a total of 194,683 shares of common stock exercised after termination, but does not include shares issuable upon exercise of options that expired.

(14)	Dr. Jones served as our Vice President and Chief Operating Officer from March 12, 2015 through September 17, 2015. Represents beneficial ownership immediately following termination and includes options to purchase a total of 23,252 shares of common stock exercised after termination, but does not include shares issuable upon exercise of options that expired.

Proposal 2

Tax Benefit Preservation Plan

On November 25, 2015 (the “Rights Dividend Declaration Date”), the Board of Directors (the “Board of Directors”) of the Company adopted a Tax Benefit Preservation plan (the “Tax Benefit Preservation Plan”) and declared a dividend distribution of one right for each outstanding share of the Company’s common stock to stockholders of record at the close of business on December 9, 2015. The Board of Directors adopted the Tax Benefit Preservation Plan in an effort to protect stockholder value by attempting to protect against a possible limitation on the Company’s ability to use its net operating loss carryforwards (“NOLs”). If the Company experiences an “ownership change,” as defined in Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), the Company’s ability to fully utilize the NOLs on an annual basis will be substantially limited, and the timing of the usage of the NOLs could be substantially delayed, which could therefore significantly impair the value of those benefits. The Tax Benefit Preservation Plan is intended to act as a deterrent to any person (an “Acquiring Person”) acquiring (together with all affiliates and associates of such person) beneficial ownership of 4.99% or more of the Company’s outstanding common stock within the meaning of Section 382 of the Code, without the approval of the Board of Directors. Stockholders who beneficially own 4.99% or more of the Company’s outstanding common stock as of the Rights Dividend Declaration Date will not be deemed to be an Acquiring Person, but such person will be deemed an Acquiring Person if such person (together with all affiliates and associates of such person) becomes the beneficial owner of securities representing a percentage of the Company’s common stock that exceeds by 0.5% or more the lowest percentage of beneficial ownership of the Company’s common stock that such person had at any time since the Rights Dividend Declaration Date. The description and terms of the rights are set forth in a Section 382 Rights Agreement, dated as of November 25, 2015 (the “Section 382 Rights Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as Rights Agent.

The Tax Benefit Preservation Plan is intended to protect shareholder value by attempting to preserve our ability to use our NOLs to reduce our future income tax liability. Our Board believes it is in our and our shareholders’ best interests to ratify the Tax Benefit Preservation Plan.

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Description of Tax Benefit Preservation Plan

The following is a summary of the terms of the Tax Benefit Preservation Plan. The summary does not purport to be complete and is qualified in its entirety by reference to the Tax Benefit Preservation Plan, the complete text of which is attached as Annex A to this Proxy Statement. Please read the Tax Benefit Preservation Plan in its entirety, as the discussion below is only a summary.

The Rights. On the Rights Dividend Declaration Date, the Board of Directors authorized the issuance of one right (a “Right”) for each outstanding share of the Company’s common stock to the Company’s stockholders of record as of December 9, 2015. Subject to the terms, provisions and conditions of the Section 382 Rights Agreement, if the Rights become exercisable, each Right would initially represent the right to purchase from the Company one one-thousandth of a share of the Company’s Series A Junior Participating Preferred Stock, par value $0.0001 per share, for a purchase price of $6.00 per Right (the “Purchase Price”). If issued, each fractional share of Series A Junior Participating Preferred Stock would give the stockholder approximately the same dividend, voting and liquidation rights as does one share of the Company’s common stock. However, prior to exercise, a Right does not give its holder any rights as a stockholder of the Company, including any dividend, voting or liquidation rights.

Initial Exercisability. The Rights are not exercisable until the earlier of (i) ten days after a public announcement that a person has become an Acquiring Person and (ii) ten business days (or such later date as may be determined by the Board of Directors) after the commencement of a tender or exchange offer by or on behalf of a person that, if completed, would result in such person becoming an Acquiring Person. The date that the Rights become exercisable under the Section 382 Rights Agreement is referred to as the “Distribution Date.” Until the Distribution Date, the Company’s common stock certificates will evidence the Rights. Any transfer of the Company’s common stock prior to the Distribution Date will constitute a transfer of the associated Rights. After the Distribution Date, separate Rights certificates will be issued, and the Rights may be transferred apart from the transfer of the underlying shares of the Company’s common stock, unless and until the Board of Directors has determined to effect an exchange pursuant to the Section 382 Rights Agreement (as described below).

“Flip-In” Event. In the event that a person becomes an Acquiring Person, each holder of a Right, other than Rights that are or, under certain circumstances, were beneficially owned by the Acquiring Person (which will thereupon become void), will from and after the Distribution Date, have the right to receive, upon exercise of a Right and payment of the Purchase Price, a number of shares of the Company’s common stock having a market value of two times the Purchase Price. However, Rights are not exercisable following the occurrence of a person becoming an Acquiring Person until such time as the Rights are no longer redeemable by the Company (as described below).

Exempted Persons and Exempted Transactions. The Board of Directors recognizes that there may be instances when an acquisition of shares of the Company’s common stock that would cause a stockholder to become an Acquiring Person may not jeopardize or endanger in any material respect the availability of the NOLs to the Company. Accordingly, the Section 382 Rights Agreement grants discretion to the Board of Directors to designate a person as an “Exempted Person” or to designate a transaction involving shares of the Company’s common stock as an “Exempted Transaction.” An “Exempted Person” cannot become an Acquiring Person and an “Exempted Transaction” cannot result in a person becoming an Acquiring Person. The Board of Directors can revoke an “Exempted Person” designation if it subsequently makes a contrary determination regarding whether a person jeopardizes or endangers in any material respect the availability of the NOLs to the Company.

Redemption. At any time until ten calendar days following the first date of public announcement that a person has become an Acquiring Person, the Company may redeem the Rights in whole, but not in part, at a price of $0.0001 per Right (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the Right to exercise the Rights will terminate, and the only right of the holders of Rights will be to receive the Redemption Price.

Exchange. At any time after a person becomes an Acquiring Person and prior to the acquisition by the Acquiring Person of 50% or more of the Company’s outstanding common stock, the Board of Directors may exchange the Rights (other than Rights that have become void), in whole or in part, at an exchange ratio of one share of common stock, or a fractional share of Series A Junior Participating Preferred Stock (or of a share of a similar class or series of the Company’s preferred stock having similar rights, preferences and privileges) of equivalent value, per Right (subject to adjustment). Immediately upon an exchange of any Rights, the right to exercise such Rights will terminate and the only right of the holders of Rights will be to receive the number of shares of common stock (or a fractional share of Series A Junior Participating Preferred Stock or of a share of a similar class or series of the Company’s preferred stock having similar rights, preferences and privileges) equal to the number of such Rights held by such holder multiplied by the exchange ratio.

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Expiration. The Section 382 Rights Agreement will expire on the earliest of the following:

•	the close of business on December 25, 2018;

•	the redemption of the Rights;

•	the exchange of the Rights;

•	the close of business on the effective date of the repeal of Section 382 of the Code or any successor statute if the Board of Directors determines that the Section 382 Rights Agreement is no longer necessary or desirable for the preservation of certain tax benefits; and

•	the close of business on the first day of a taxable year to which the Board of Directors determines that no tax benefits may be carried forward.

Anti-Dilution Provisions. The Board of Directors may adjust the Purchase Price of the Series A Junior Participating Preferred Stock, the number of shares of Series A Junior Participating Preferred Stock issuable and the number of outstanding Rights to prevent dilution that may occur as a result of certain events, including among others, a share dividend, a share split or a reclassification of the Series A Junior Participating Preferred Stock or of the Company’s common stock. With certain exceptions, no adjustments to the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price.

Amendments. Prior to the Distribution Date, the Board of Directors may supplement or amend any provision of the Section 382 Rights Agreement in any respect without the approval of the holders of the Rights. From and after the Distribution Date, no amendment can adversely affect the interests of the holders of the Rights.

In connection with the adoption of the Section 382 Rights Agreement, the Board approved a Certificate of Designation of Series A Junior Participating Preferred Stock of PharmAthene, Inc. (the “Certificate of Designation”). The Certificate of Designation was filed with the Secretary of the State of Delaware on November 25, 2015.

Vote Required

The affirmative (“FOR”) vote of a majority of the shares of our common stock present, in person or by proxy, and entitled to vote on the matter at the Annual Meeting is required to approve the ratification of the Tax Benefit Preservation Plan. An abstention will count as a vote “AGAINST” this proposal. In the event that we do not receive the affirmative vote of the holders of a majority of the shares of our common stock present, in person or by proxy, and entitled to vote on the matter at the Annual Meeting, then we will amend the Tax Benefit Preservation Plan to cause it to expire on December 31, 2016; provided that the Board of Directors will have the ability to implement alternative protective measures, including adoption of a new tax benefit preservation plan under Section 382 of the Code, to preserve our ability to use our NOLs to reduce our future income tax liability.

Recommendation of the Board

The Board unanimously recommends a vote “FOR” the ratification of the Tax Benefit Preservation Plan.

Certain Considerations Related to the Tax Benefit Preservation Plan

Our Board believes that attempting to protect the tax benefits of our NOLs as described above under “Background to NOL Protection Proposals” is in our and our shareholders’ best interests. However, we cannot eliminate the possibility that an ownership change will occur even if the Tax Benefit Preservation Plan is ratified. Please consider the items discussed below in voting on Proposal No. 2.

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The Internal Revenue Service (“IRS”) could challenge the amount of our NOLs or claim we experienced an ownership change, which could reduce the amount of our NOLs that we can use or eliminate our ability to use them altogether

The IRS has not audited or otherwise validated the amount of our NOLs. The IRS could challenge the amount of our NOLs, which could limit our ability to use our NOLs to reduce our future taxable income. In addition, the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an ownership change has occurred. Therefore, we cannot assure you that the IRS will not claim that we experienced an ownership change and attempt to reduce or eliminate the benefit of our NOLs even if the Tax Benefit Preservation Plan is in place.

Potential Effects on Liquidity

The Tax Benefit Preservation Plan will restrict a shareholder’s ability to acquire, directly or indirectly, additional shares of our Common Stock in excess of the specified limitations. Furthermore, a shareholder’s ability to dispose of our Common Stock may be limited by reducing the class of potential acquirers for such shares. In addition, a stockholder's ownership of our Common Stock may become subject to the restrictions of the Tax Benefit Preservation Plan upon actions taken by persons related to, or affiliated with, such shareholder. Stockholders are advised to carefully monitor their ownership of our stock and consult their own legal advisors and/or us to determine whether their ownership of our Common Stock approaches the restricted levels.

Potential Impact on Value

Our Board intends to include a legend reflecting the transfer restrictions included in the Tax Benefit Preservation Plan on certificates representing newly issued or transferred shares, to disclose such restrictions to persons holding our Common Stock in uncertificated form, and to disclose such restrictions to the public generally. Because certain buyers, including persons who wish to acquire more than 4.99% of our Common Stock and certain institutional holders who may not be comfortable holding our Common Stock with restrictive legends, may not choose to purchase our Common Stock, the Tax Benefit Preservation Plan could depress the value of our Common Stock in an amount that could more than offset any value preserved from protecting our NOLs. The Tax Benefit Preservation Plan could have a similar effect if investors object to holding our Common Stock subject to the terms of the Tax Benefit Preservation Plan.

Potential Anti-Takeover Impact

The reason our Board approved the Tax Benefit Preservation Plan is to protect the significant potential long-term tax benefits presented by our NOLs. The Tax Benefit Preservation Plan is not intended to prevent a takeover of the Company. However, the Tax Benefit Preservation Plan could be deemed to have an anti-takeover effect because, among other things, it will restrict the ability of a person, entity or group to accumulate more than 4.99% of our Common Stock and the ability of persons, entities or groups now owning more than 4.99% of our Common Stock to acquire additional shares of our Common Stock without the approval of our Board. Similarly, the Tax Benefit Preservation Plan could be deemed to have a potential anti-takeover effect because an Acquiring Person may be diluted upon the occurrence of a triggering event. Accordingly, the overall effects of the Tax Benefit Preservation Plan may be to render more difficult, or discourage, a merger, tender offer, proxy contest or assumption of control by a substantial holder of our securities.

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PROPOSAL 3

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

Our Audit Committee has appointed Ernst & Young LLP (“E&Y”) as our independent registered public accountants for the fiscal year ending December 31, 2016 (the “E&Y Appointment”). Although we are not required to have the stockholders ratify the selection of E&Y as our independent registered public accounting firm, we are doing so because we believe it is a matter of good corporate practice. If the stockholders do not ratify the selection, the Audit Committee will reconsider whether or not to retain E&Y but may retain such independent registered public accounting firm in any event. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders. Representatives of E&Y are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and be available to respond to appropriate questions.

During the two most recent fiscal years and the interim period preceding the engagement of E&Y, the Company has not consulted with E&Y regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement or reportable event identified in paragraph (a)(1)(iv) of Item 304 of Regulation S-K.

Audit Fees, Audit Related Fees, Tax Fees and Other Fees

The following table sets forth the aggregate fees billed to the Company during the fiscal years ended December 31, 2015 and 2014 by E&Y:

	Fiscal 2015 ($)	Fiscal 2014 ($)
Audit Fees(1)	288,564	458,848
Audit Related Fees(2)	91,425	144,533
Tax Fees(3)	68,540	173,195
All Other Fees(4)	—	—
Total Fees	448,529	776,576

(1)	Audit Fees consist of fees billed for professional services rendered for the audit of the Company’s consolidated annual financial statements included in our Annual Report on Form 10-K and review of the interim consolidated financial statements included in our Quarterly Reports on Form 10-Q, and services that are normally provided by our independent registered public accountants in connection with statutory and regulatory filings or engagements. For the fiscal years ended December 31, 2015 and 2014, fees in this category for professional services billed by E&Y were $288,564 and $458,848, respectively.

(2)	Audit-Related Fees consist of fees billed for assurance and related services rendered that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.” For the fiscal years ended December 31, 2015 and 2014, fees in this category for professional services billed by E&Y were $91,425 and $144,533, respectively.

(3)	Tax Fees were billed for services including assistance with tax compliance and the preparation of tax returns, tax consultation services, assistance in connection with tax audits and tax advice related to mergers, acquisitions and dispositions. For the fiscal years ended December 31, 2015 and 2014, fees in this category for professional services billed by E&Y were $68,540 and $173,195, respectively.

(4)	All Other Fees represent fees billed for products and services provided by E&Y other than the services covered in (1) through (3) above. For the fiscal years ended December 31, 2015 and 2014, no such fees were billed by E&Y.

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Pre-Approval of Audit and Permissible Non-Audit Services

Our Audit Committee has considered whether the provisions of services described in the table above are compatible with maintaining auditor independence. Our Audit Committee requires pre-approval of all audit and non-audit services in one of two methods, and each of the permitted non-auditing services described above has been pre-approved by the Audit Committee. Under the first method, the engagement to render the services would be entered into pursuant to pre-approval policies and procedures established by the Audit Committee, provided (i) the policies and procedures are detailed as to the services to be performed, (ii) the Audit Committee is informed of each service, and (iii) such policies and procedures do not include delegation of the Audit Committee’s responsibilities under the Exchange Act to the Company’s management. Under the second method, the engagement to render the services would be presented to and pre-approved by the Audit Committee (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Audit Committee prior to the completion of the audit). The Chairman of the Audit Committee has the authority to grant pre-approvals of audit and permissible non-audit services by the independent registered public accounting firm, provided that all pre-approvals by the Chairman must be presented to the full Audit Committee at its next scheduled meeting.

Votes Required

Each share of our common stock has the right to cast one vote on the E&Y Appointment. Ratification and approval of the E&Y Appointment requires the favorable vote of a majority of the shares of our common stock that are entitled to vote and are present in person or represented by proxy at the Annual Meeting. As a result, abstentions from voting on the E&Y Appointment will have the same effect as a vote against the E&Y Appointment. However, broker non-votes are considered not to be present for voting on the E&Y Appointment and, consequently, do not count as votes for or against the E&Y Appointment and are not considered in calculating the number of votes necessary for approval.

Other Information

Annual Report on Form 10-K

Our Annual Report on Form 10-K (including financial statements and the financial statement schedules but without exhibits) for our fiscal year ended December 31, 2015 accompanies this proxy statement but does not constitute a part of our proxy solicitation materials. We will furnish additional copies of our Form 10-K, without charge, to any person whose vote is solicited by this proxy statement upon written request to the following address: PharmAthene, Inc., One Park Place, Annapolis, MD 21401, c/o Corporate Secretary. In addition, upon written request, we will furnish a copy of any exhibit to our Form 10-K to any person whose vote is solicited by this proxy statement upon payment of our reasonable expenses incurred in connection with providing the copy of the exhibit.

Reports filed with the Securities and Exchange Commission

We maintain an internet website at www.pharmathene.com. Our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and any amendment to those reports, are available free of charge on our website under the heading “Investor Relations” (see “SEC Filings”) immediately after they are filed with or furnished to the SEC.

Stockholder Proposals for 2017 Annual Meeting

In order for a stockholder proposal to be considered for inclusion in our proxy statement for the next Annual Meeting pursuant to Rule 14a-8 of the SEC, the proposal must be received at the Company’s offices no later than the close of business on January 2, 2017 (120 days prior to the first anniversary of the date that this proxy statement is first mailed to stockholders). If we change the date of our 2017 Annual Meeting such that it is more than 30 days from the corresponding date of the 2016 Annual Meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials. Upon any determination that the date of the 2017 Annual Meeting will be advanced or delayed by more than 30 days from the corresponding date of the 2016 Annual Meeting, we will disclose the change in the earliest practicable Quarterly Report on Form 10-Q.

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For any proposal that is not submitted for inclusion in next year’s proxy statement by the deadline identified above, SEC rules permit management to vote proxies in its discretion if the Company: (a) receives notice of the proposal more than 45 days prior to the anniversary of the date of this proxy statement and the Company advises stockholders in next year’s proxy statement about the nature of the matter and how management intends to vote on such matter (subject to the right of the proposing stockholder to deliver a proxy statement and proxy of its own in compliance with the terms of Rule 14a-4(c)(2) under the Exchange Act and our by-laws), or (b) does not receive notice of the proposal at least 45 days prior to the anniversary of the date of this proxy statement.

In addition, our by-laws provide that stockholders must provide notice and other materials relating to any business to be proposed by stockholders for consideration at our annual meeting of stockholders, including but not limited to the nomination by a stockholder of candidates to stand for election as a member of our Board of Directors, not less than 90 nor more than 120 days prior to the anniversary of the preceding year’s annual meeting of stockholders, with certain exceptions in the event the meeting date changes significantly from the prior year’s meeting date.

Any stockholder who wishes to submit a stockholder proposal should send it to PharmAthene, Inc., One Park Place, Suite 450, Annapolis, Maryland 21401, c/o Corporate Secretary.

Householding

Beneficial owners of common stock who share a single address may receive only one copy of the Notice or the proxy materials, as the case may be, unless their broker, bank or nominee has received contrary instructions from any beneficial owner at that address. This practice, known as “householding,” is designed to reduce printing and mailing costs. If any beneficial owner(s) at such an address wish to discontinue householding and receive a separate copy of the Notice or the proxy materials, as the case may be, or if beneficial owners sharing an address who are currently receiving separate copies wish to receive only one copy, they may contact Broadridge, either by calling (800) 579-1639, or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717.

By Order of the Board of Directors,

Mitchel Sayare, Ph.D.
Chairman

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Annex A

SECTION 382 RIGHTS AGREEMENT

This SECTION 382 RIGHTS AGREEMENT, dated as of November 25, 2015 (this “Agreement”), is made and entered into by and between PharmAthene, Inc., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation, as rights agent (the “Rights Agent”).

RECITALS

WHEREAS, the Company has generated NOLs (as defined in Section 1 hereof) for United States federal income tax purposes, the Company desires to avoid an “ownership change” within the meaning of Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder and thereby preserve the Company’s ability to utilize fully such NOLs, and, in furtherance of such objective, the Company desires to enter into this Agreement; and

WHEREAS, on November 25, 2015 (the “Rights Dividend Declaration Date”), the Board of Directors of the Company (the “Board of Directors”) authorized and declared a dividend distribution of one Right (as hereinafter defined) for each share of Common Stock (as hereinafter defined) outstanding at the Close of Business (as hereinafter defined) on December 9, 2015 (the “Record Date”), each Right initially representing the right to purchase one one-thousandth of a share (a “Unit”) of Series A Junior Participating Preferred Stock, par value $0.0001 per share, of the Company having the rights, powers and preferences set forth in the form of Certificate of Designation attached hereto as Exhibit A, upon the terms and subject to the conditions hereinafter set forth (the “Rights”), and has further authorized the issuance of one Right (as such number may hereinafter be adjusted pursuant to the provisions of Section 11(p) hereof) for each share of Common Stock issued between the Record Date (whether originally issued or delivered from the Company’s treasury) and the earlier of the Close of Business on the Distribution Date (as defined in Section 3 hereof) and the Expiration Date (as defined in Section 7(a) hereof).

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1. Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

(a)          “Acquiring Person” shall mean any Person who or which, together with all Affiliates and Associates of such Person, is or becomes the Beneficial Owner of 4.99% or more of the shares of Common Stock then outstanding, but shall not include (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee benefit plan of the Company, or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan or (iv) any Exempted Person. Notwithstanding the foregoing, no Person shall become an “Acquiring Person” solely as a result of an Exempted Transaction.

(b)          “Affiliate” and “Associate” shall mean, with respect to any Person, any other Person whose Common Stock would be deemed constructively owned by such first Person for purposes of Section 382 of the Code, would be deemed owned by a single “entity” as defined in Treasury Regulation § 1.382-3(a)(1) in which both such Persons are included, or otherwise would be deemed aggregated with Common Stock owned by such first Person pursuant to the provisions of Section 382 of the Code and the Treasury Regulations thereunder; provided, however, that a Person shall not be deemed to be the Affiliate or Associate of another Person solely because either or both Persons are or were directors of the Company.

(c)          “Agreement” shall have the meaning set forth in the preamble to this Agreement.

(d)          A Person shall be deemed a “Beneficial Owner” of, shall be deemed to have “Beneficial Ownership” and shall be deemed to “beneficially own” any securities that such Person directly owns, that such Person would be deemed to constructively own, pursuant to Section 382 of the Code and the Treasury Regulations promulgated thereunder (including pursuant to the “option” rules of Treasury Regulation Section 1.382-4), that such Person would be deemed to own together with any other Persons as a single “entity” under Treasury Regulation Section 1.382-3(a)(l), or that otherwise would be aggregated with securities owned by such Person pursuant to Section 382 and the Treasury Regulations thereunder.

(e)          “Board of Directors” shall have the meaning set forth in the recitals of this Agreement.

(f)          “Business Day” shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

(g)          “Close of Business” on any given date shall mean 5:00 P.M., New York City time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

(h)          “Code” shall have the meaning set forth in the recitals to this Agreement.

(i)          “Common Stock” shall mean the common stock, par value $0.0001 per share, of the Company, except that “Common Stock” when used with reference to any Person other than the Company shall mean the capital stock of such Person with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management, of such Person (or, if such Person is a Subsidiary of another Person, the Person or Persons that ultimately control such first mentioned Person).

(j)          “Common Stock Equivalents” shall have the meaning set forth in Section 11(a)(iii) hereof.

(k)          “Company” shall have the meaning set forth in the preamble to this Agreement.

(l)          “Current Market Price” shall have the meaning set forth in Sections 11(d)(i) and 11(d)(ii) hereof.

(m)          “Current Value” shall have the meaning set forth in Section 11(a)(iii) hereof.

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(n)          “Distribution Date” shall have the meaning set forth in Section 3(a) hereof.

(o)          “Equivalent Preferred Stock” shall have the meaning set forth in Section 11(b) hereof.

(p)          “Exempted Person” shall mean any Person who, together with all Affiliates and Associates of such Person,

(i)          is the Beneficial Owner of securities (as disclosed in public filings with the Securities and Exchange Commission on the Rights Dividend Declaration Date), representing 4.99% or more of the shares of Common Stock outstanding on the Rights Dividend Declaration Date, provided, however, that any such Person described in this clause (i) shall no longer be deemed to be an Exempted Person and shall be deemed an Acquiring Person if such Person, together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of securities representing a percentage of Common Stock that exceeds by one-half of one percent (0.5%) or more the lowest percentage of Beneficial Ownership of Common Stock that such Person had at any time since the Rights Dividend Declaration Date, except solely (x) pursuant to equity compensation awards granted to such Person by the Company or as a result of an adjustment to the number of shares of Common Stock represented by such equity compensation award pursuant to the terms thereof or (y) as a result of a redemption of shares of Common Stock by the Company; or

(ii)         becomes the Beneficial Owner of securities representing 4.99% or more of the shares of Common Stock then outstanding because of a reduction in the number of outstanding shares of Common Stock then outstanding as a result of the purchase by the Company or a Subsidiary of the Company of shares of Common Stock, provided, however, that any such Person described in this clause (ii) shall no longer be deemed to be an Exempted Person and shall be deemed an Acquiring Person if such Person, together with all Affiliates and Associates of such Person, becomes the Beneficial Owner, at any time after the date such Person became the Beneficial Owner of 4.99% or more of the then outstanding shares of Common Stock, of securities representing a percentage of Common Stock that exceeds by one-half of one percent (0.5%) or more the lowest percentage of Beneficial Ownership of Common Stock that such Person had at any time since the date such Person first became the Beneficial Owner of 4.99% or more of the then outstanding shares of Common Stock, except solely (x) pursuant to equity compensation awards granted to such Person by the Company or as a result of an adjustment to the number of shares of Common Stock represented by such equity compensation award pursuant to the terms thereof or (y) as a result of a redemption of shares of Common Stock by the Company; or

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(iii)        who is a Beneficial Owner of 4.99% or more of the shares of Common Stock outstanding and whose beneficial ownership, as determined by the Board of Directors in its sole discretion, (x) would not jeopardize or endanger the availability to the Company of its NOLs or other Tax Benefits or (y) is otherwise in the best interests of the Company, provided, however, that if a Person is an Exempted Person solely by reason of this clause (iii), then such Person shall cease to be an Exempted Person if (A) such Person ceases to beneficially own 4.99% or more of the shares of the then outstanding Common Stock, (B) after the date of such determination by the Board of Directors, such Person, together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of securities representing a percentage of Common Stock that exceeds by one-half of one percent (0.5%) or more the lowest percentage of Beneficial Ownership of Common Stock that such Person had at any time since the date such Person first became the Beneficial Owner of 4.99% or more of the then outstanding shares of Common Stock, except solely (I) pursuant to equity compensation awards granted to such Person by the Company or as a result of an adjustment to the number of shares of Common Stock represented by such equity compensation award pursuant to the terms thereof or (II) as a result of a redemption of shares of Common Stock by the Company, or (C) the Board of Directors, in its sole discretion, makes a contrary determination with respect to the effect of such Person’s beneficial ownership (together with all Affiliates and Associates of such Person) with respect to the availability to the Company of its NOLs or other Tax Benefits.

A purchaser, assignee or transferee of the shares of Common Stock (or warrants or options exercisable for Common Stock) from an Exempted Person shall not thereby become an Exempted Person, except that a transferee from the estate of an Exempted Person who receives Common Stock as a bequest or inheritance from an Exempted Person shall be an Exempted Person so long as such Person continues to be the Beneficial Owner of 4.99% or more of the then outstanding shares of Common Stock.

(q)          “Exempted Transaction” shall mean any transaction that the Board of Directors determines, in its sole discretion, is an “Exempted Transaction,” which determination shall be irrevocable.

(r)          “Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(s)          “Final Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(t)          “NOLs” shall mean the Company’s net operating loss carryforwards.

(u)          “Person” shall mean any individual, firm, corporation, limited liability company, partnership or other entity, or a group of Persons making a “coordinated acquisition” of shares or otherwise treated as an entity within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations, and shall include any successor (by merger or otherwise) of such individual or entity, but shall not include a Public Group (as such term is defined in Section 1.382-2T(f)(13) of the Treasury Regulations).

(v)         “Preferred Stock” shall mean the Series A Junior Participating Preferred Stock, par value $0.0001 per share, of the Company having the rights, powers and preferences set forth in the form of the Certificate of Designation attached hereto as Exhibit A, and, to the extent that there are not a sufficient number of shares of Series A Junior Participating Preferred Stock authorized to permit the full exercise of the Rights, any other series of Preferred Stock, par value $0.0001 per share, of the Company designated for such purpose containing terms substantially similar to the terms of the Series A Junior Participating Preferred Stock.

(w)          “Principal Party” shall have the meaning set forth in Section 13(b) hereof.

(x)          “Purchase Price” shall have the meaning set forth in Section 4(a) hereof.

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(y)          “Record Date” shall have the meaning set forth in the recitals of this Agreement.

(z)          “Right” shall have the meaning set forth in the recitals of this Agreement.

(aa)         “Rights Agent” shall have the meaning set forth in the preamble to this Agreement.

(bb)         “Rights Certificate” shall have the meaning set forth in Section 3(a) hereof.

(cc)         “Rights Dividend Declaration Date” shall have the meaning set forth in the recitals of this Agreement.

(dd)         “Section 11(a)(ii) Event” shall mean any event described in Section 11(a)(ii) hereof.

(ee)         “Section 13 Event” shall mean any event described in clause (x), (y) or (z) of Section 13(a) hereof.

(ff)         “Stock Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) under the Exchange Act) by the Company or an Acquiring Person indicating that an Acquiring Person has become such or such earlier date as a majority of the Board of Directors shall become aware of the existence of an Acquiring Person; provided, however, that if a Person is determined to be an Exempted Person (and as a result such Person is not an Acquiring Person), then the Stock Acquisition Date that otherwise shall have occurred shall be deemed not to have occurred.

(gg)         “Subsidiary” shall mean, with reference to any Person, any Person of which a majority of the voting power of voting equity securities or equity interests is beneficially owned, directly or indirectly, by such Person or otherwise controlled by such Person.

(hh)         “Substitution Period” shall have the meaning set forth in Section 11(a)(iii) hereof.

(ii)         “Summary of Rights” shall have the meaning set forth in Section 3(b) hereof.

(jj)         “Trading Day” shall have the meaning set forth in Section 11(d)(i) hereof.

(kk)         “Tax Benefits” shall mean the net operating loss carryovers, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers, foreign tax credit carryovers, any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382 of the Code, and the Treasury Regulations promulgated thereunder, of the Company or any of its Subsidiaries.

(ll) “Treasury Regulations” shall mean final, temporary and proposed income tax regulations promulgated under the Code, as amended.

(mm)         “Triggering Event” shall mean any Section 11(a)(ii) Event or any Section 13 Event.

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Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, shall prior to the Distribution Date also be the holders of the Common Stock) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-rights agents as it may deem necessary or desirable.

Section 3. Issue of Rights Certificates.

(a)          Until the earlier of (i) the Close of Business on the tenth day after the Stock Acquisition Date (or, if the tenth day after the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date), or (ii) the Close of Business on the tenth Business Day (or such later date as the Board of Directors shall determine prior to such time as any Person becomes an Acquiring Person) after the date that a tender or exchange offer by any Person (other than any Exempted Person, the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan) is first published or sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act, if upon consummation thereof, such Person would become an Acquiring Person (the earlier of (i) and (ii) being herein referred to as the “Distribution Date”), (x) the Rights will be evidenced (subject to the provisions of paragraph (b) of this Section 3) by the certificates for the Common Stock registered in the names of the holders of the Common Stock (which certificates for Common Stock shall be deemed also to be certificates for Rights) and not by separate certificates, and (y) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Company). As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign and the Rights Agent will send by first-class, insured, postage prepaid mail, to each record holder of the Common Stock as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, one or more rights certificates, in substantially the form of Exhibit B hereto (the “Rights Certificates”), evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein. In the event that an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11(p) hereof, at the time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates.

(b)          The Company will make available, as promptly as practicable following the Record Date, a copy of a Summary of Rights, in substantially the form attached hereto as Exhibit C (the “Summary of Rights”), to any holder of Rights who may so request from time to time prior to the Expiration Date. With respect to certificates for the Common Stock outstanding as of the Record Date, or issued subsequent to the Record Date, unless and until the Distribution Date shall occur, the Rights will be evidenced by such certificates for the Common Stock and the registered holders of the Common Stock shall also be the registered holders of the associated Rights. Until the earliest of the Distribution Date, the Expiration Date (as such term is defined in Section 7 hereof) or the redemption of the Rights pursuant to Section 23 hereof, the transfer of any certificates representing shares of Common Stock in respect of which Rights have been issued shall also constitute the transfer of the Rights associated with such shares of Common Stock.

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(c)          Rights shall be issued in respect of all shares of Common Stock which are issued (whether originally issued or from the Company’s treasury) after the Record Date but prior to the earliest of the Distribution Date, the Expiration Date or the redemption of the Rights pursuant to Section 23 hereof. Certificates representing such shares of Common Stock shall also be deemed to be certificates for Rights, and shall bear a legend substantially in the following form:

“This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Section 382 Rights Agreement between PharmAthene, Inc. (the “Company”) and Continental Stock Transfer & Trust Company, as rights agent (the “Rights Agent”), dated as of November 25, 2015, as the same may be amended from time to time (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Rights Agent. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Rights Agent will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.”

With respect to such certificates containing the foregoing legend, until the earlier of the (i) Distribution Date or (ii) the Expiration Date, the Rights associated with the Common Stock represented by such certificates shall be evidenced by such certificates alone and registered holders of Common Stock shall also be the registered holders of the associated Rights, and the transfer of any of such certificates shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificates.

Section 4. Form of Rights Certificates.

(a)          The Rights Certificates (and the forms of election to purchase and of assignment to be printed on the reverse thereof) shall each be substantially in the form set forth in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Section 11 and Section 22 hereof, the Rights Certificates, whenever distributed, shall be dated as of the Record Date or, in the case of Rights with respect to Common Stock issued or becoming outstanding after the Record Date, the same date as the date of the share certificate evidencing such shares, and on their face shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock as shall be set forth therein at the price set forth therein (such exercise price per one one-thousandth of a share, the “Purchase Price”), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.

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(b)          Any Rights Certificate issued pursuant to Section 3(a), Section 11(i) or Section 22 hereof that represents Rights beneficially owned by any Person known to be: (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom such Acquiring Person has any continuing plan, agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors has determined is part of a plan, agreement, arrangement or understanding which has as a primary purpose or effect avoidance of Section 7(e) hereof, or (iv) subsequent transferees of such Persons described in clause (i), (ii) or (iii) of this sentence, and any Rights Certificate issued pursuant to Section 6 or Section 11 hereof upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain (to the extent feasible) a legend substantially in the following form:

“The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of such Agreement.”

The absence of the foregoing legend on any Rights Certificate shall in no way affect any of the other provisions of this Agreement, including, without limitation, the provisions of Section 7(e).

Section 5. Countersignature and Registration.

(a)          The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board of Directors, its Principal Executive Officer, its Chief Operating Officer, its Principal Financial Officer or any executive officer of the Company, either manually or by facsimile signature, and shall have affixed thereto the Company’s seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Rights Certificates shall be countersigned by the Rights Agent, either manually or by facsimile signature, and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificates may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

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(b)          Following the Distribution Date, the Rights Agent shall keep, or cause to be kept, at its principal office or offices designated as the appropriate place for surrender of Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the date of each of the Rights Certificates.

Section 6. Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.

(a)          Subject to the provisions of Section 4(b), Section 7(e), Section 14 and Section 27 hereof, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the Expiration Date or the redemption of the rights pursuant to Section 23 hereof, any Rights Certificate or Certificates may be transferred, split up, combined or exchanged for another Rights Certificate or Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock (or, following a Triggering Event, Common Stock, other securities, cash or other assets, as the case may be) as the Rights Certificate or Certificates surrendered then entitles such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate or Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Certificates to be transferred, split up, combined or exchanged at the principal office or offices of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request. Thereupon the Rights Agent shall, subject to Section 4(b), Section 7(e), Section 14 and Section 27 hereof, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates. The Rights Agent shall promptly forward any such sum collected by it to the Company or to such Persons as the Company shall specify by written notice.

(b)          Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate if mutilated, the Company will execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

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Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights.

(a)          Subject to Section 7(e) and Section 27 hereof, the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including, without limitation, the restrictions on exercisability set forth in Section 9(c), Section 11(a)(iii) and Section 23(a) hereof) in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly executed, to the Rights Agent at the principal office or offices of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of one one-thousandth of a share of Preferred Stock (or other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable, at or prior to the earliest of (i) the Close of Business on November 25, 2018 (the “Final Expiration Date”), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof, (iii) the time at which all of the Rights (other than Rights that have become void pursuant to the provisions of Section 7(e) hereof) are exchanged for Common Stock or other assets or securities as provided in Section 27 hereof, (iv) the Close of Business on the effective date of the repeal of Section 382 or any successor statute if the Board of Directors determines that this Agreement is no longer necessary or desirable for the preservation of Tax Benefits, or (v) the Close of Business on the first day of a taxable year of the Company to which the Board of Directors determines that no Tax Benefits may be carried forward (the earliest of (i) and (ii) and (iii) and (iv) and (v) being herein referred to as the “Expiration Date”).

(b)          The Purchase Price for each one one-thousandth of a share of Preferred Stock pursuant to the exercise of a Right shall initially be $6.00, and shall be subject to adjustment from time to time as provided in Sections 11 and 13(a) hereof and shall be payable in accordance with paragraph (c) below.

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(c)          Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate duly executed, accompanied by payment, with respect to each Right so exercised, of the Purchase Price per one one-thousandth of a share of Preferred Stock (or other shares, securities, cash or other assets, as the case may be) to be purchased as set forth below and an amount equal to any applicable transfer tax, the Rights Agent shall, subject to Section 20(k) hereof, thereupon promptly (i) (A) requisition from any transfer agent of the shares of Preferred Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of one one-thousandths of a share of Preferred Stock to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one one-thousandths of a share of Preferred Stock as are to be purchased (in which case certificates for the shares of Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company shall direct the depositary agent to comply with such request, (ii) requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14 hereof, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to, or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, and (iv) after receipt thereof, deliver such cash described in clause (ii) hereof, if any, to or upon the order of the registered holder of such Rights Certificate. The payment of the Purchase Price (as such amount may be reduced pursuant to Section 11(a)(iii) hereof) shall be made by certified bank check or bank draft payable to the order of the Rights Agent for credit to the Company. In the event that the Company is obligated to issue other securities (including Common Stock) of the Company, pay cash and/or distribute other property pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when appropriate. The Company reserves the right to require prior to the occurrence of a Triggering Event that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock would be issued.

(d)          In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, subject to the provisions of Section 14 hereof.

(e)          Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Section 11(a)(ii) Event, any Rights beneficially owned by any Person known to be (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing plan, agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors has determined is part of a plan, agreement, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), or (iv) subsequent transferees of such Persons described in clause (i), (ii) or (iii) of this sentence, shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company shall use all reasonable efforts to insure that the provisions of this Section 7(e) and Section 4(b) hereof are complied with, but shall have no liability to any holder of Rights Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or any of its Affiliates, Associates or transferees hereunder.

(f)          Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) properly completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.

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Section 8. Cancellation and Destruction of Rights Certificates. All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

Section 9. Reservation and Availability of Capital Stock.

(a)          The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock (and, following the occurrence of a Triggering Event, out of its authorized and unissued shares of Common Stock and/or other securities or out of its authorized and issued shares held in its treasury), the number of shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) that, as provided in this Agreement, including Section 11(a)(iii) hereof, will be sufficient to permit the exercise in full of all outstanding Rights.

(b)          So long as the shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) issuable and deliverable upon the exercise of the Rights may be listed on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.

(c)          The Company shall use its best efforts to (i) file, as soon as practicable following the earliest date after the first occurrence of a Section 11(a)(ii) Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Section 11(a)(iii) hereof, a registration statement under the Securities Act of 1933 with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing, and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act of 1933) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities, and (B) the date of the expiration of the Rights. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension has been rescinded. In addition, if the Company shall determine that a registration statement is required following the Distribution Date, the Company may temporarily suspend the exercisability of the Rights until such time as a registration statement has been declared effective. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained, the exercise thereof shall not be permitted under applicable law or a registration statement shall not have been declared effective.

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(d)          The Company covenants and agrees that it will take all such action as may be necessary to ensure that all one one-thousandths of a share of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (or Units) (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and non-assessable.

(e)          The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) in respect of a name other than that of, the registered holder of the Rights Certificates evidencing Rights surrendered for exercise or to issue or deliver any certificates for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until such tax shall have been paid (any such tax being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company’s satisfaction that no such tax is due.

Section 10. Preferred Stock Record Date. Each Person in whose name any certificate for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such fractional shares of Preferred Stock (or Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and all applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

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Section 11. Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights. The Purchase Price, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a)          (i)          In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding Preferred Stock, (C) combine the outstanding Preferred Stock into a smaller number of shares, or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a) and Section 7(e) hereof, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of Preferred Stock or capital stock, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares of Preferred Stock or capital stock, as the case may be, which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of Preferred Stock or capital stock, as the case may be, issuable upon exercise of one Right. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) hereof.

(ii)         In the event any Person shall become an Acquiring Person, then, promptly following the occurrence of such event, proper provision shall be made so that each holder of a Right (except as provided below and in Section 7(e) hereof) shall thereafter have the right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, in lieu of a number of one one-thousandths of a share of Preferred Stock, such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event, and (y) dividing that product (which, following such first occurrence, shall thereafter be referred to as the “Purchase Price” for each Right and for all purposes of this Agreement) by 50% of the Current Market Price (determined pursuant to Section 11(d) hereof) per share of Common Stock on the date of such first occurrence (such number of shares, the “Adjustment Shares”).

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(iii)        In the event that the number of shares of Common Stock which are authorized by the Company’s Certificate of Incorporation but not outstanding, subscribed for or reserved for issuance for purposes other than upon exercise of the Rights are not sufficient to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii) of this Section 11(a), the Company shall (A) determine the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”), and (B) with respect to each Right (subject to Section 7(e) hereof), make adequate provision to substitute for the Adjustment Shares, upon the exercise of a Right and payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) Common Stock or other equity securities of the Company (including, without limitation, shares, or units of shares, of preferred stock, such as the Preferred Stock, which the Board of Directors has deemed to have essentially the same value or economic rights as shares of Common Stock (such shares of preferred stock being referred to as “Common Stock Equivalents”)), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having an aggregate value equal to the Current Value (less the amount of any reduction in the Purchase Price), where such aggregate value has been determined by the Board based upon the advice of a nationally recognized investment banking firm selected by the Board of Directors; provided, however, that if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the later of (x) the first occurrence of a Section 11(a)(ii) Event and (y) the date on which the Company’s right of redemption pursuant to Section 23(a) expires (the later of (x) and (y) being referred to herein as the “Section 11(a)(ii) Trigger Date”), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. For purposes of the preceding sentence, the term “Spread” shall mean the excess of (i) the Current Value over (ii) the Purchase Price. If the Board of Directors determines in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, is herein called the “Substitution Period”). To the extent that the Company determines that action should be taken pursuant to the first and/or third sentences of this Section 11(a)(iii), the Company (1) shall provide, subject to Section 7(e) hereof, that such action shall apply uniformly to all outstanding Rights, and (2) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek such stockholder approval for such authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of each Adjustment Share shall be the Current Market Price per share of the Common Stock on the Section 11(a)(ii) Trigger Date and the per share or per unit value of any Common Stock Equivalent shall be deemed to equal the Current Market Price per share of the Common Stock on such date.

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(b)          In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them to subscribe for or purchase (for a period expiring within forty-five (45) calendar days after such record date) Preferred Stock (or shares having the same rights, privileges and preferences as the shares of Preferred Stock (“Equivalent Preferred Stock”)) or securities convertible into Preferred Stock or Equivalent Preferred Stock at a price per share of Preferred Stock or per share of Equivalent Preferred Stock (or having a conversion price per share, if a security convertible into Preferred Stock or Equivalent Preferred Stock) less than the Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or Equivalent Preferred Stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Market Price, and the denominator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of Preferred Stock or capital stock, as the case may be, issuable upon exercise of one Right. In case such subscription price may be paid by delivery of consideration part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Shares of Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(c)          In case the Company shall fix a record date for a distribution to all holders of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of cash (other than a regular quarterly cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or evidences of indebtedness, or of subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock on such record date, less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a share of Preferred Stock and the denominator of which shall be such Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of Preferred Stock or capital stock, as the case may be, issuable upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would have been in effect if such record date had not been fixed.

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(d)          (i)          For the purpose of any computation hereunder, other than computations made pursuant to Section 11(a)(iii) hereof, the Current Market Price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the thirty (30) consecutive Trading Days immediately prior to such date, and for purposes of computations made pursuant to Section 11(a)(iii) hereof, the Current Market Price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the ten (10) consecutive Trading Days immediately following such date; provided, however, that in the event that the Current Market Price per share of the Common Stock is determined during a period following the announcement by the issuer of such Common Stock of (A) a dividend or distribution on such Common Stock payable in shares of such Common Stock or securities convertible into shares of such Common Stock (other than the Rights), or (B) any subdivision, combination or reclassification of such Common Stock, and the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification shall not have occurred prior to the commencement of the requisite thirty (30) Trading Day or ten (10) Trading Day period, as set forth above, then, and in each such case, the Current Market Price shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on The NYSE MKT or, if the shares of Common Stock are not listed or admitted to trading on The NYSE MKT, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market or such other system then in use, or, if on any such date the shares of Common Stock are not so quoted, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board of Directors. If on any such date no market maker is making a market in the Common Stock, the fair value of such shares on such date as determined in good faith by the Board of Directors shall be used. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, a Business Day. If the Common Stock is not publicly held or not so listed or traded, Current Market Price per share shall mean the fair value per share as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

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(ii)         For the purpose of any computation hereunder, the Current Market Price per share of Preferred Stock shall be determined in the same manner as set forth above for the Common Stock in clause (i) of this Section 11(d) (other than the last sentence thereof). If the Current Market Price per share of Preferred Stock cannot be determined in the manner provided above or if the Preferred Stock is not publicly held or listed or traded in a manner described in clause (i) of this Section 11(d), the Current Market Price per share of Preferred Stock shall be conclusively deemed to be an amount equal to 1,000 (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock occurring after the date of this Agreement) multiplied by the Current Market Price per share of the Common Stock. If neither the Common Stock nor the Preferred Stock is publicly held or so listed or traded, Current Market Price per share of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes. For all purposes of this Agreement, the Current Market Price of a Unit shall be equal to the Current Market Price of one share of Preferred Stock divided by 1,000.

(e)          Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one-thousandth of a share of Common Stock or other share of capital stock or one-ten millionth of a share of Preferred Stock, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three (3) years from the date of the transaction which mandates such adjustment, or (ii) the Expiration Date.

(f)          If as a result of an adjustment made pursuant to Section 11(a)(ii) or Section 13(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11(a), (b), (c), (e), (g), (h), (i), (j), (k) and (m), and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.

(g)          All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h)          Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a share of Preferred Stock (calculated to the nearest one-ten millionth of a share of Preferred Stock) obtained by:

(i)          multiplying (x) the number of one one-thousandths of a share covered by a Right immediately prior to this adjustment, by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and

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(ii)         dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i)          The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in lieu of any adjustment in the number of one one-thousandths of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one one-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

(j)          Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per one one-thousandth of a share and the number of one one-thousandths of a share which were expressed in the initial Rights Certificates issued hereunder.

(k)          Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the number of one one-thousandths of a share of Preferred Stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and non-assessable such number of one one-thousandths of a share of Preferred Stock at such adjusted Purchase Price.

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(l)          In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of one one-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one one-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

(m)          Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in their good faith judgment the Board of Directors shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Stock, (ii) issuance wholly for cash of any shares of Preferred Stock at less than the Current Market Price, (iii) issuance wholly for cash of shares of Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.

(n)          The Company covenants and agrees that it shall not, at any time after the Distribution Date, (i) consolidate with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), (ii) merge with or into any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction, or a series of related transactions, assets, cash flow or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof), if (x) at the time of or immediately after such consolidation, merger or sale there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with or immediately after such consolidation, merger or sale, the stockholders of the Person who constitutes, or would constitute, the “Principal Party” for purposes of Section 13(a) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates.

(o)          The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 23 or Section 26 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

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(p)          Notwithstanding anything in this Agreement to the contrary, in the event that the Company shall at any time after the Rights Dividend Declaration Date and prior to the Distribution Date (i) declare a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding shares of Common Stock, or (iii) combine or consolidate the outstanding shares of Common Stock into a smaller number of shares, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction the numerator which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event.

Section 12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Section 11 and Section 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent, and with each transfer agent for the Preferred Stock and the Common Stock, a copy of such certificate, and (c) mail a brief summary thereof to each holder of a Rights Certificate (or, if prior to the Distribution Date, to each holder of a certificate representing shares of Common Stock) in accordance with Section 25 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained.

Section 13. Consolidation, Merger or Sale or Transfer of Assets, Cash Flow or Earning Power.

(a)          In the event that, following the Stock Acquisition Date, directly or indirectly, (x) the Company shall consolidate with, or merge with and into, any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), and the Company shall not be the continuing or surviving corporation of such consolidation or merger, (y) any Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof) shall consolidate with, or merge with or into, the Company, and the Company shall be the continuing or surviving corporation of such consolidation or merger and, in connection with such consolidation or merger, all or part of the outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (z) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one transaction or a series of related transactions, assets, cash flow or earning power aggregating more than 50% of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons (other than the Company or any Subsidiary of the Company in one or more transactions each of which complies with Section 11(o) hereof), then, and in each such case, proper provision shall be made so that: (i) each holder of a Right, except as provided in Section 7(e) hereof, shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement and in lieu of shares of Preferred Stock, such number of validly authorized and issued, fully paid, non-assessable and freely tradeable shares of Common Stock of the Principal Party (as such term is hereinafter defined), not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then current Purchase Price by the number of one one-thousandths of a share of Preferred Stock for which a Right is exercisable immediately prior to the first occurrence of a Section 13 Event (or, if a Section 11(a)(ii) Event has occurred prior to the first occurrence of a Section 13 Event, multiplying the number of such one one-thousandths of a share for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event by the Purchase Price in effect immediately prior to such first occurrence of a Section 11(a)(ii) Event), and (2) dividing that product (which, following the first occurrence of a Section 13 Event, shall be referred to as the “Purchase Price” for each Right and for all purposes of this Agreement) by 50% of the Current Market Price (determined pursuant to Section 11(d)(i) hereof) per share of the Common Stock of such Principal Party on the date of consummation of such Section 13 Event; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such Section 13 Event, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term “Company” shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof shall apply only to such Principal Party following the first occurrence of a Section 13 Event; (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights; and (v) the provisions of Section 11(a)(ii) hereof shall be of no effect following the first occurrence of any Section 13 Event.

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(b)          “Principal Party” shall mean:

(i)          in the case of any transaction described in clause (x) or (y) of the first sentence of Section 13(a), the Person that is the issuer of any securities into which shares of Common Stock of the Company are converted in such merger or consolidation, and if no securities are so issued, the Person that is the other party to such merger or consolidation; and

(ii)         in the case of any transaction described in clause (z) of the first sentence of Section 13(a), the Person that is the party receiving the greatest portion of the assets, cash flow or earning power transferred pursuant to such transaction or transactions; provided, however, that in any such case, (1) if the Common Stock of such Person is not at such time and has not been continuously over the preceding twelve-month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, “Principal Party” shall refer to such other Person; and (2) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stocks of two or more of which are and have been so registered, “Principal Party” shall refer to whichever of such Persons is the issuer of the Common Stock having the greatest aggregate market value.

(c)          The Company shall not consummate any such consolidation, merger, sale or transfer unless the Principal Party shall have a sufficient number of authorized shares of its Common Stock which have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and (b) of this Section 13 and further providing that, as soon as practicable after the date of any consolidation, merger or sale of assets mentioned in paragraph (a) of this Section 13, the Principal Party will:

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(i)          prepare and file a registration statement under the Securities Act of 1933, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, and will use its best efforts to cause such registration statement (A) to become effective as soon as practicable after such filing and (B) to remain effective (with a prospectus at all times meeting the requirements of the Securities Act of 1933) until the Expiration Date; and

(ii)         take all such other action as may be necessary to enable the Principal Party to issue the securities purchasable upon exercise of the Rights, including but not limited to the registration or qualification of such securities under all requisite securities laws of jurisdictions of the various states and the listing of such securities on such exchanges and trading markets as may be necessary or appropriate; and

(iii)        deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act.

The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. In the event that a Section 13 Event shall occur at any time after the occurrence of a Section 11(a)(ii) Event, the Rights which have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a).

Section 14. Fractional Rights and Fractional Shares.

(a)          The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11(p) hereof, or to distribute Rights Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price of the Rights for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on The NYSE MKT or, if the Rights are not listed or admitted to trading on The NYSE MKT, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading, or if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market or such system then in use or, if on any such date the Rights are not so quoted, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors. If on any such date no such market maker is making a market in the Rights the fair value of the Rights on such date as determined in good faith by the Board of Directors shall be used.

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(b)          The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock). In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one one-thousandth of a share of Preferred Stock. For purposes of this Section 14(b), the current market value of one one-thousandth of a share of Preferred Stock shall be one one-thousandth of the closing price of a share of Preferred Stock (as determined pursuant to Section 11(d)(ii) hereof) for the Trading Day immediately prior to the date of such exercise.

(c)          Following the occurrence of a Triggering Event, the Company shall not be required to issue fractions of shares of Common Stock upon exercise of the Rights or to distribute certificates which evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one (1) share of Common Stock. For purposes of this Section 14(c), the current market value of one (1) share of Common Stock shall be the closing price of one (1) share of Common Stock (as determined pursuant to Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise.

(d)          The holder of a Right by the acceptance of the Rights expressly waives his or her right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

Section 15. Rights of Action. All rights of action in respect of this Agreement, except the rights of action that are given to the Rights Agent under Section 18 hereof, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Stock), may, in such holder’s own behalf and for such holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement.

Section 16. Agreement of Rights Holders. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a)          prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of Common Stock;

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(b)          after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office or offices of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates fully executed;

(c)          subject to Section 6(a) and Section 7(f) hereof, the Company and the Rights Agent may deem and treat the Person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 7(e) hereof, shall be required to be affected by any notice to the contrary; and

(d)          notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company must use commercially reasonable efforts to have any such order, decree, judgment or ruling lifted or otherwise overturned as soon as possible.

Section 17. Rights Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the number of one one-thousandths of a share of Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 24 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions hereof.

Section 18. Concerning the Rights Agent.

(a)          The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for any action taken, suffered or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the reasonable costs and expenses of defending against any claim of liability.

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(b)          The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Rights Certificate or certificate for Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

Section 19. Merger or Consolidation or Change of Name of Rights Agent.

(a)          Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust, stock transfer or other shareholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; but only if such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

(b)          n case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

Section 20. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

(a)          The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the advice of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

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(b)          Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of Current Market Price) be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board of Directors, the Principal Executive Officer, the Chief Operating Officer, the Principal Financial Officer or any executive officer of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c)          The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct.

(d)          The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates or be required to verify the same (except as to its countersignature on such Rights Certificates), but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e)          The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any adjustment required under the provisions of Section 11 or Section 13 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock or Preferred Stock to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Common Stock or Preferred Stock will, when so issued, be validly authorized and issued, fully paid and non-assessable.

(f)          The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g)          The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the Principal Executive Officer, the Chief Operating Officer, the Principal Financial Officer or any executive officer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer.

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(h)          The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

(i)          The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct; provided, however, reasonable care was exercised in the selection and continued employment thereof.

(j)          No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k)          If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days’ notice in writing mailed to the Company, and to each transfer agent of the Common Stock and Preferred Stock, by registered or certified mail, and, if such resignation occurs after the Distribution Date, to the registered holders of the Rights Certificates by first-class mail. The Company may, in its sole discretion, remove the Rights Agent or any successor Rights Agent upon thirty (30) days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and Preferred Stock, by registered or certified mail, and, if such resignation occurs after the Distribution Date, to the holders of the Rights Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit his Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be either (a) a legal business entity organized and doing business under the laws of the United States or of any state of the United States, in good standing, which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $100,000,000 or (b) an Affiliate of a legal business entity described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and the Preferred Stock, and, if such appointment occurs after the Distribution Date, mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

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Section 22. Issuance of New Rights Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, granted or awarded as of the Distribution Date, or upon the exercise, conversion or exchange of securities hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board of Directors, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 23. Redemption and Termination.

(a)          The Board of Directors may, at its option, at any time prior to the earlier of (i) the Close of Business on the tenth day following the Stock Acquisition Date (or, if the Stock Acquisition Date shall have occurred prior to the Record Date, the Close of Business on the twentieth day following the Record Date), or (ii) the Final Expiration Date, redeem all but not less than all the then outstanding Rights at a redemption price of $0.0001 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”). Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of a Section 11(a)(ii) Event until such time as the Company’s right of redemption hereunder has expired. The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the “Current Market Price,” as defined in Section 11(d)(i) hereof, of the Common Stock at the time of redemption) or any other form of consideration deemed appropriate by the Board of Directors. The redemption of the Rights by the Board of Directors may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish.

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(b)          Immediately upon the action of the Board of Directors ordering the redemption of the Rights, evidence of which shall have been filed with the Rights Agent and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Promptly after the action of the Board of Directors ordering the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to all such holders at each holder’s last address as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

Section 24. Notice of Certain Events.

(a)          In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in stock of any class to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular quarterly cash dividend out of earnings or retained earnings of the Company), or (ii) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, or (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), or (iv) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of more than 50% of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof), or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 25 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least twenty (20) days prior to the record date for determining holders of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Preferred Stock, whichever shall be the earlier.

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(b)          In case any of the events set forth in Section 11(a)(ii) hereof shall occur, then, in any such case, (i) the Company shall as soon as practicable thereafter give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 25 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii) hereof, and (ii) all references in the preceding paragraph to Preferred Stock shall be deemed thereafter to refer to Common Stock and/or, if appropriate, other securities.

Section 25. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) or by facsimile transmission as follows:

PharmAthene, Inc.

Attn: Chief Financial Officer.

One Park Place

Suite 450

Annapolis, Maryland 21401

Facsimile No.: 410-269-2601

Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

Continental Stock Transfer & Trust Company

Attn: Compliance Dept.

17 Battery Place 8th Floor

New York, NY 10004

Facsimile No.: 212-616-7608/7616

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, to the holder of certificates representing shares of Common Stock) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

Section 26. Supplements and Amendments. Prior to the Distribution Date and subject to the penultimate sentence of this Section 26, the Company and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement without the approval of any holders of certificates representing shares of Common Stock. From and after the Distribution Date and subject to the penultimate sentence of this Section 26, the Company and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights Certificates in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder, or (iv) to change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable and which shall not adversely affect the interests of the holders of Rights Certificates (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person); provided, however, this Agreement may not be supplemented or amended to lengthen, pursuant to clause (iii) of this sentence, (A) a time period relating to when the Rights may be redeemed at such time as the Rights are not then redeemable, or (B) any other time period unless such lengthening is for the purpose of protecting, enhancing or clarifying the rights of, and/or the benefits to, the holders of Rights. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 26, the Rights Agent shall execute such supplement or amendment. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Stock.

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Section 27. Exchange.

(a)          (i)          The Company may, at its option, at any time after the Stock Acquisition Date, upon resolution by the Board of Directors, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 7(e) hereof) for Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of this Agreement (such exchange ratio being hereinafter referred to as the “Section 27(a)(i) Exchange Ratio”). Notwithstanding the foregoing, the Company may not effect such exchange at any time after any Acquiring Person, together with all Affiliates and Associates of such Acquiring Person, becomes the Beneficial Owner of 50% or more of the shares of Common Stock then outstanding.

(ii)         The Company may, at its option, at any time after the Stock Acquisition Date, upon resolution by the Board of Directors, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 7(e) hereof) for Common Stock at an exchange ratio specified in the following sentence, as appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of this Agreement. Subject to such adjustment, each Right may be exchanged for that number of shares of Common Stock obtained by dividing the Adjustment Spread (as defined below) by the then Current Market Price (determined pursuant to Section 11(d) hereof) per share of Common Stock on the earlier of (i) the date on which any Person becomes an Acquiring Person or (ii) the date on which a tender or exchange offer by any Person (other than an Exempted Person, the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan) is first published or sent or given within the meaning of Rule 14d-4(a) of the General Rules and Regulations under the Exchange Act, if upon consummation thereof such Person would be the Beneficial Owner of 4.99% or more of the shares of Common Stock then outstanding (such exchange ratio being the “Section 27(a)(ii) Exchange Ratio”). The “Adjustment Spread” shall equal (x) the aggregate market price on the date of such event of the number of Adjustment Shares determined pursuant to Section 11(a)(ii) minus (y) the Purchase Price.

(iii)        Notwithstanding anything contained in this Section 27(a) to the contrary, the Company may not exchange any Rights pursuant to this Section 27(a) unless such exchange is approved by a majority of the members of the Board of Directors.

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(b)          Immediately upon the action of the Board of Directors ordering the exchange of any Rights pursuant to paragraph (a) of this Section 27 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Section 27(a)(i) Exchange Ratio or Section 27(a)(ii) Exchange Ratio, as the case may be. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.

(c)          In the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 27, the Company shall make adequate provision to substitute, to the extent that there are insufficient shares of Common Stock available (1) cash, (2) other equity securities of the Company, (3) debt securities of the Company, (4) other assets or (5) any combination of the foregoing, having an aggregate value per Right equal to (x) in the case of an exchange pursuant to Section 27(a)(i), the then current per share market price (determined pursuant to Section 11(d) hereof) of the Common Stock multiplied by the Section 27(a)(i) Exchange Ratio and (y) in the case of an exchange pursuant to Section 27(a)(ii), the Adjustment Spread, where such aggregate value has been determined by a majority of the members of the Board of Directors, after receiving advice from a nationally recognized investment banking firm. To the extent that the Company determines that any such substitution must be made, the Company shall provide, subject to Section 7(e) hereof, that such substitution shall apply uniformly to all outstanding Rights.

(d)          The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock. In lieu of such fractional shares of Common Stock, the Company shall pay to the registered holders of the Rights Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock. For the purposes of this paragraph (d), the current market value of a whole share of Common Stock shall be the closing price of a share of Common Stock (as determined pursuant to the second sentence of Section 11(d) hereof) for the Trading Day immediately prior to the date of the exchange pursuant to this Section 27.

Section 28. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

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Section 29. Determinations and Actions by the Board of Directors, etc. The Board of Directors shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board of Directors or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend this Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board of Directors in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and (y) not subject the Board of Directors to any liability to the holders of the Rights.

Section 30. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock).

Section 31. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board of Directors determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not expire until the Close of Business on the twentieth day following the date of such determination by the Board of Directors.

Section 32. Governing Law. This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State.

Section 33. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

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Section 34. Descriptive Headings. Descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof and the words “herein,” “hereof,” “hereby,” “hereto,” “hereunder” and words of similar import are references to this Agreement as a whole and not to any particular section or other provision hereof.

(SIGNATURE PAGE IMMEDIATELY FOLLOWS)

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

Attest:		PHARMATHENE, INC.

By:	/s/ Phillip MacNeill	By:	/s/ John M. Gill

Name: John M. Gill
Title: President and CEO

Attest:		CONTINENTAL STOCK TRANSFER & TRUST COMPANY

By:	/s/ Henry Farrell	By:	/s/ Jeanne Schaffer

Name: Jeanne Schaffer
Title: Vice President

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EXHIBIT A

Form of Certificate of Designation

CERTIFICATE OF DESIGNATION

OF

SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

OF

PHARMATHENE, INC.

Pursuant to Section 151 of the

General Corporation Law of the State of Delaware

The undersigned do hereby certify that the following resolution was duly adopted by the Board of Directors of PharmAthene, Inc., a Delaware corporation (the “Company”), on November 25, 2015:

RESOLVED, that pursuant to the authority vested in the board of directors of the Company (the “Board of Directors”) by the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), the Board of Directors does hereby create, authorize and provide for the issue of a series of Preferred Stock, par value $0.0001 per share, of the Company, to be designated “Series A Junior Participating Preferred Stock”, initially consisting of 100,000 shares, and to the extent that the designations, powers, preferences and relative and other special rights and the qualifications, limitations or restrictions of the Series A Junior Participating Preferred Stock are not stated and expressed in the Certificate of Incorporation, does hereby fix and herein state and express such designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions thereof, as follows (all terms used herein which are defined in the Certificate of Incorporation shall be deemed to have the meanings provided therein):

Section 1. Designation and Amount. The shares of such series shall be designated as “Series A Junior Participating Preferred Stock” and the number of shares constituting such series shall be 100,000.

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Section 2. Dividends and Distributions.

(a)          The holders of shares of Series A Junior Participating Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors of PharmAthene, Inc., a Delaware corporation (the “Company”), out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of March, June, September and November in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock, par value $0.0001 per share, of the Company (the “Common Stock”) since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Junior Participating Preferred Stock. In the event the Company shall at any time after December 9, 2015 (the “Rights Declaration Date”) (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b)          The Company shall declare a dividend or distribution on the outstanding shares of Series A Junior Participating Preferred Stock as provided in Paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the outstanding shares of Series A Junior Participating Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(c)          Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than thirty (30) days prior to the date fixed for the payment thereof.

Section 3. Voting Rights. The holders of shares of Series A Junior Participating Preferred Stock shall have the following voting rights:

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(a)          Subject to the provision for adjustment hereinafter set forth, each share of Series A Junior Participating Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Company. In the event the Company shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b)          Except as otherwise provided herein or by law, the holders of shares of Series A Junior Participating Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Company.

(c)          (i)          If at any time dividends on any Series A Junior Participating Preferred Stock shall be in arrears in an amount equal to six (6) quarterly dividends thereon, the occurrence of such contingency shall mark the beginning of a period (herein called a “default period”) which shall extend until such time when all accrued and unpaid dividends for all previous quarterly dividend periods and for the current quarterly dividend period on all shares of Series A Junior Participating Preferred Stock then outstanding shall have been declared and paid or set apart for payment. During each default period, all holders of Preferred Stock (including holders of the Series A Junior Participating Preferred Stock) with dividends in arrears in an amount equal to six (6) quarterly dividends thereon, voting as a class, irrespective of series, shall have the right to elect two (2) Directors.

(ii)         During any default period, such voting right of the holders of Series A Junior Participating Preferred Stock may be exercised initially at a special meeting called pursuant to subparagraph (iii) of this Section 3(c) or at any annual meeting of stockholders, and thereafter at annual meetings of stockholders, provided that such voting right shall not be exercised unless the holders of ten percent (10%) in number of shares of Preferred Stock outstanding shall be present in person or by proxy. The absence of a quorum of the holders of Common Stock shall not affect the exercise by the holders of Preferred Stock of such voting right. At any meeting at which the holders of Preferred Stock shall exercise such voting right initially during an existing default period, they shall have the right, voting as a class, to elect Directors to fill such vacancies, if any, in the Board of Directors as may then exist up to two (2) Directors or, if such right is exercised at an annual meeting, to elect two (2) Directors. If the number which may be so elected at any special meeting does not amount to the required number, the holders of the Preferred Stock shall have the right to make such increase in the number of Directors as shall be necessary to permit the election by them of the required number. After the holders of the Preferred Stock shall have exercised their right to elect Directors in any default period and during the continuance of such period, the number of Directors shall not be increased or decreased except by vote of the holders of Preferred Stock as herein provided or pursuant to the rights of any equity securities ranking senior to or pari passu with the Series A Junior Participating Preferred Stock.

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(iii)        Unless the holders of Preferred Stock shall, during an existing default period, have previously exercised their right to elect Directors, the Board of Directors may order, or any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding, irrespective of series, may request, the calling of a special meeting of the holders of Preferred Stock, which meeting shall thereupon be called by the President, a Vice-President or the Secretary of the Company. Notice of such meeting and of any annual meeting at which holders of Preferred Stock are entitled to vote pursuant to this Paragraph (c)(iii) shall be given to each holder of record of Preferred Stock by mailing a copy of such notice to such holder at such holder’s last address as the same appears on the books of the Company. Such meeting shall be called for a time not earlier than twenty (20) days and not later than sixty (60) days after such order or request, or in default of the calling of such meeting within sixty (60) days after such order or request, such meeting may be called on similar notice by any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding. Notwithstanding the provisions of this Paragraph (c)(iii), no such special meeting shall be called during the period within sixty (60) days immediately preceding the date fixed for the next annual meeting of the stockholders.

(iv)        In any default period, the holders of Common Stock, and other classes of stock of the Company if applicable, shall continue to be entitled to elect the whole number of Directors until the holders of Preferred Stock shall have exercised their right to elect two (2) Directors voting as a class, after the exercise of which right (x) the Directors so elected by the holders of Preferred Stock shall continue in office until their successors shall have been elected by such holders or until the expiration of the default period, and (y) any vacancy in the Board of Directors may (except as provided in Paragraph (c)(ii) of this Section 3) be filled by vote of a majority of the remaining Directors theretofore elected by the holders of the class of stock which elected the Director whose office shall have become vacant. References in this Paragraph (c) to Directors elected by the holders of a particular class of stock shall include Directors elected by such Directors to fill vacancies as provided in clause (y) of the foregoing sentence.

(v)         Immediately upon the expiration of a default period, (x) the right of the holders of Preferred Stock as a class to elect Directors shall cease, (y) the term of any Directors elected by the holders of Preferred Stock as a class shall terminate, and (z) the number of Directors shall be such number as may be provided for in the Certificate of Incorporation or by-laws of the Company irrespective of any increase made pursuant to the provisions of Paragraph (c)(ii) of this Section 3 (such number being subject, however, to change thereafter in any manner provided by law or in the Certificate of Incorporation or by-laws of the Company). Any vacancies in the Board of Directors effected by the provisions of clauses (y) and (z) in the preceding sentence may be filled by a majority of the remaining Directors.

(d)          Except as set forth herein, holders of Series A Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

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Section 4. Certain Restrictions.

(a)          Whenever quarterly dividends or other dividends or distributions payable on the Series A Junior Participating Preferred Stock as provided in Section 2 hereof are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Junior Participating Preferred Stock outstanding shall have been paid in full, the Company shall not:

(i)          declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock;

(ii)         declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except dividends paid ratably on the Series A Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii)        redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, provided that the Company may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Company ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Junior Participating Preferred Stock; or

(iv)        purchase or otherwise acquire for consideration any shares of Series A Junior Participating Preferred Stock, or any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(b)          The Company shall not permit any subsidiary of the Company to purchase or otherwise acquire for consideration any shares of stock of the Company unless the Company could, under Paragraph (a) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5. Reacquired Shares. Any shares of Series A Junior Participating Preferred Stock purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

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Section 6. Liquidation, Dissolution or Winding Up.

(a)          Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Company, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Junior Participating Preferred Stock shall have received an amount equal to $1,000 per share of Series A Junior Participating Preferred Stock, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the “Series A Liquidation Preference”). Following the payment of the full amount of the Series A Liquidation Preference, no additional distributions shall be made to the holders of shares of Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the “Common Adjustment”) equal to the quotient obtained by dividing (i) the Series A Liquidation Preference by (ii) 1,000 (as appropriately adjusted as set forth in subparagraph (c) below to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause (ii), the “Adjustment Number”). Following the payment of the full amount of the Series A Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series A Junior Participating Preferred Stock and Common Stock, respectively, holders of Series A Junior Participating Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such Preferred Stock and Common Stock, on a per share basis, respectively.

(b)          In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of Preferred Stock, if any, which rank on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.

(c)          In the event the Company shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

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Section 7. Consolidation, Merger, etc. In case the Company shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Company shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Junior Participating Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 8. No Redemption. The shares of Series A Junior Participating Preferred Stock shall not be redeemable.

Section 9. Amendment. The Certificate of Incorporation shall not be further amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority or more of the outstanding shares of Series A Junior Participating Preferred Stock, voting separately as a class.

Section 10. Fractional Shares. Series A Junior Participating Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Junior Participating Preferred Stock.

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Exhibit B

[Form of Rights Certificate]

Certificate No. R-Rights

NOT EXERCISABLE AFTER NOVEMBER 25, 2018 OR EARLIER IF REDEEMED BY THE COMPANY. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $0.0001 PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON (AS SUCH TERM IS DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH AGREEMENT.]

Rights Certificate

PHARMATHENE, INC.

This certifies that [ ], or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Section 382 Rights Agreement, dated as of November 25, 2015 (the “Rights Agreement”), between PharmAthene, Inc., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Rights Agent”), to purchase from the Company at any time prior to 5:00 P.M. (New York City time) on November 25, 2018 at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-thousandth of a fully paid, non-assessable share of Series A Junior Participating Preferred Stock (the “Preferred Stock”) of the Company, at a purchase price of $6.00 per one one-thousandth of a share (the “Purchase Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. The number of Rights evidenced by this Rights Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and Purchase Price as of November 25, 2015 based on the Preferred Stock as constituted at such date. The Company reserves the right to require prior to the occurrence of a Triggering Event (as such term is defined in the Rights Agreement) that a number of Rights be exercised so that only whole shares of Preferred Stock will be issued.

Upon the occurrence of a Section 11(a)(ii) Event (as such term is defined in the Rights Agreement), if the Rights evidenced by this Rights Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement), (ii) a transferee of any such Acquiring Person, Associate or Affiliate, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of a person who, after such transfer, became an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.

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As provided in the Rights Agreement, the Purchase Price and the number and kind of shares of Preferred Stock or other securities, which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events, including Triggering Events.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the above-mentioned office of the Rights Agent and are also available upon written request to the Rights Agent.

This Rights Certificate, with or without other Rights Certificates, upon surrender at the principal office or offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-thousandths of a share of Preferred Stock as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $0.0001 per Right at any time prior to the earlier of the close of business on (i) the tenth day following the Stock Acquisition Date (as such time period may be extended pursuant to the Rights Agreement), and (ii) the Final Expiration Date. In addition, the Rights may be exchanged, in whole or in part, for shares of the Common Stock, or shares of preferred stock of the Company having essentially the same value or economic rights as such shares. Immediately upon the action of the Board of Directors of the Company authorizing any such exchange, and without any further action or any notice, the Rights (other than Rights which are not subject to such exchange) will terminate and the Rights will only enable holders to receive the shares issuable upon such exchange.

No fractional shares of Preferred Stock will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

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No holder of this Rights Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give consent to or withhold consent from any corporate action, or, to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Dated as of

Attest:	PHARMATHENE, INC.

By:	By:

Name:
Title:

Attest:	CONTINENTAL STOCK TRANSFER & TRUST COMPANY

By:	By:

Name:
Title:

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[Form of Reverse Side of Rights Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the Rights Certificate.)

FOR VALUE RECEIVED           hereby sells, assigns and transfers unto          (Please print name and address of transferee) this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated:

Signature:

Signature Guaranteed:

Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1) this Rights Certificate [        ] is [        ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

(2) after due inquiry and to the best knowledge of the undersigned, it [        ] did [        ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated:

Signature:

Signature Guaranteed:

NOTICE

The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

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FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise Rights represented by the Rights Certificate.)

To: PHARMATHENE, INC.:

The undersigned hereby irrevocably elects to exercise           Rights represented by this Rights Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of and delivered to:

Please insert social security or other identifying number __________________

(Please print name and address):____________________________________________________

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Please insert social security or other identifying number

(Please print name and address):

Dated:___________________________________

Signature: ________________________________

Signature Guaranteed:

Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Rights Certificate [ ] are [ ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

(2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated:___________________________________

Signature: ________________________________

Signature Guaranteed:

NOTICE

The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

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Exhibit C

SUMMARY OF RIGHTS TO PURCHASE SERIES A JUNIOR

PARTICIPATING PREFERRED STOCK

On November 25, 2015, the Board of Directors of PharmAthene, Inc. (the “Company”) approved the execution of a Section 382 Rights Agreement (the “Rights Agreement”) between the Company and Continental Stock Transfer & Trust Company (the “Rights Agent”). The Rights Agreement provides for a distribution of one preferred stock purchase right (a “Right”) for each share of Common Stock, par value $0.0001 per share, of the Company (the “Common Stock”) outstanding to stockholders of record at the close of business on December 9, 2015 (the “Record Date”). Each Right entitles the registered holder to purchase from the Company a unit (a “Unit”) consisting of one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $0.0001 per share (the “Preferred Stock”), at a Purchase Price of $6.00 per Unit (the “Purchase Price”), subject to adjustment. The description and terms of the Rights are set forth in the Rights Agreement.

The Board of Directors of the Company adopted the Rights Agreement in an effort to protect stockholder value by attempting to protect against a possible limitation on the Company’s ability to use its net operating loss carryforwards (the “NOLs”) to reduce potential future federal income tax obligations. The Company has experienced substantial operating losses, and under the Internal Revenue Code of 1986, as amended (the “Code”), and rules promulgated by the Internal Revenue Service, the Company may “carry forward” these losses in certain circumstances to offset any current and future earnings and thus reduce the Company’s federal income tax liability, subject to certain requirements and restrictions. To the extent that the NOLs do not otherwise become limited, the Company believes that it will be able to carry forward a significant amount of NOLs, and therefore these NOLs could be a substantial asset to the Company. However, if the Company experiences an “Ownership Change,” as defined in Section 382 of the Code, its ability to use the NOLs will be substantially limited, and the timing of the usage of the NOLs could be substantially delayed, which could therefore significantly impair the value of that asset.

A copy of the Rights Agreement is being filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A. A copy of the Rights Agreement is available free of charge from the Company. This Summary of Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is incorporated herein by reference.

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Distribution Date; Acquiring Persons; Transfer of Rights. Initially, the Rights will be attached to all Common Stock certificates representing shares then outstanding, and no separate Rights Certificates will be distributed. Subject to certain exceptions specified in the Rights Agreement, the Rights will separate from the Common Stock and a Distribution Date will occur upon the earlier of (i) ten (10) days following a public announcement that a person or group of affiliated or associated persons (an “Acquiring Person”) has acquired, or obtained the right to acquire, beneficial ownership of 4.99% or more of the outstanding shares of Common Stock (the “Stock Acquisition Date”) or (ii) ten (10) business days following the commencement of a tender offer or exchange offer that would result in a person or group beneficially owning 4.99% or more of the outstanding shares of Common Stock. The definition of Acquiring Person excludes any Exempted Person (as defined below) and any person who would become an Acquiring Person solely as a result of an Exempted Transaction (as defined below). Until the Distribution Date, (i) the Rights will be evidenced by the Common Stock certificates and will be transferred with and only with such Common Stock certificates, (ii) new Common Stock certificates after the Record Date will contain a notation incorporating the Rights Agreement by reference and (iii) the surrender for transfer of any certificates for Common Stock outstanding will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate.

As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date. Thereafter, the separate Rights Certificates alone will represent the Rights. Except as otherwise determined by the Board of Directors, only shares of Common Stock issued prior to the Distribution Date will be issued with Rights.

Exempted Persons. The following persons shall be “Exempted Persons” under the Rights Agreement:

(i)          Any person who, together with all affiliates and associates of such person, is the beneficial owner of Common Stock, options and/or warrants exercisable for shares of Common Stock representing 4.99% or more of the shares of Common Stock outstanding on November 25, 2015, will be an “Exempted Person.” However, any such person will no longer be deemed to be an Exempted Person and shall be deemed an Acquiring Person if such person, together with all affiliates and associates of such person, becomes the beneficial owner of securities representing a percentage of Common Stock that exceeds by one-half of one percent (0.5%) or more the lowest percentage of Common Stock that such person had at any time since November 25, 2015, except solely (x) pursuant to equity compensation awards granted to such person by the Company or as a result of an adjustment to the number of shares of Common Stock represented by such equity compensation award pursuant to the terms thereof or (y) as a result of a redemption of shares of Common Stock by the Company.

(ii)         In addition, any person who, together with all affiliates and associates of such person, becomes the beneficial owner of Common Stock, options and/or warrants exercisable for shares of Common Stock representing 4.99% or more of the shares of Common Stock then outstanding as a result of a purchase by the Company or any of its subsidiaries of shares of Common Stock will also be an “Exempted Person.” However, any such person will no longer be deemed to be an Exempted Person and will be deemed to be an Acquiring Person if such person, together with all affiliates and associates of such person, becomes the beneficial owner, at any time after the date such person became the beneficial owner of 4.99% or more of the then outstanding shares of Common Stock, of securities representing a percentage of Common Stock that exceeds by one-half of one percent (0.5%) or more the lowest percentage of Beneficial Ownership of Common Stock that such person had at any time since the date such person first became the beneficial owner of 4.99% or more of the then outstanding shares of Common Stock, except solely (x) pursuant to equity compensation awards granted to such person by the Company or as a result of an adjustment to the number of shares of Common Stock represented by such equity compensation award pursuant to the terms thereof or (y) as a result of a redemption of shares of Common Stock by the Company.

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(iii)        In addition, any person who, together with all affiliates and associates of such person, is the beneficial owner of Common Stock, options and/or warrants exercisable for shares of Common Stock representing 4.99% or more of the shares of Common Stock outstanding, and whose beneficial ownership, as determined by the Board of Directors of the Company in its sole discretion, (x) would not jeopardize or endanger the availability of the Company of its NOLs or (y) is otherwise in the best interests of the Company, will be an Exempted Person. However, any such person will cease to be an Exempted Person if (A) such person ceases to beneficially own 4.99% or more of the shares of the then outstanding Common Stock, or (B) after the date of such determination by the Board of Directors of the Company, such person, together with all affiliates and associates of such person, becomes the beneficial owner of securities representing a percentage of Common Stock that exceeds by one-half of one percent (0.5%) or more the lowest percentage of Beneficial Ownership of Common Stock that such person had at any time since the date such person first became the beneficial owner of 4.99% or more of the then outstanding shares of Common Stock, except solely (I) pursuant to equity compensation awards granted to such person by the Company or as a result of an adjustment to the number of shares of Common Stock represented by such equity compensation award pursuant to the terms thereof or (II) as a result of a redemption of shares of Common Stock by the Company, or (C) the Board of Directors of the Company, in its sole discretion, makes a contrary determination with respect to the effect of such person’s beneficial ownership (together with all affiliates and associates of such person) with respect to the availability to the Company of its NOLs.

A purchaser, assignee or transferee of the shares of Common Stock (or options or warrants exercisable for Common Stock) from an Exempted Person will not thereby become an Exempted Person, except that a transferee from the estate of an Exempted Person who receives Common Stock as a bequest or inheritance from an Exempted Person shall be an Exempted Person so long as such transferee continues to be the beneficial owner of 4.99% or more of the then outstanding shares of Common Stock.

Exempted Transactions. An “Exempted Transaction” is any transaction that the Board of Directors of the Company determines, in its sole discretion, is an “Exempted Transaction,” which determination shall be irrevocable.

Excercisability; Expiration. The Rights are not exercisable until the Distribution Date and will expire on the earliest of (i) the close of business on November 25, 2018, (ii) the time at which the Rights are redeemed pursuant to the Rights Agreement, (iii) the time at which the Rights are exchanged pursuant to the Rights Agreement, (iv) the repeal of Section 382 of the Code or any successor statute if the Board of Directors of the Company determines that the Rights Agreement is no longer necessary or desirable for the preservation of certain tax benefits, or (v) the beginning of a taxable year of the Company to which the Board of Directors of the Company determines that certain tax benefits may not be carried forward. At no time will the Rights have any voting power.

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In the event that an Acquiring Person becomes the beneficial owner of 4.99% or more of the then outstanding shares of Common Stock, each holder of a Right will thereafter have the right to receive, upon exercise, Common Stock (or, in certain circumstances, cash, property or other securities of the Company), having a value equal to two times the exercise price of the Right. The exercise price is the Purchase Price times the number of Units associated with each Right (initially, one). Notwithstanding any of the foregoing, following the occurrence of an Acquiring Person becoming such (a “Flip-In Event”), all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person will be null and void. However, Rights are not exercisable following the occurrence of a Flip-In Event until such time as the Rights are no longer redeemable by the Company as set forth below.

For example, at an exercise price of $6.00 per Right, each Right not owned by an Acquiring Person (or by certain related parties) following an event set forth in the preceding paragraph would entitle its holder to purchase $12.00 worth of Common Stock (or other consideration, as noted above) for $6.00. If the Common Stock at the time of exercise had a market value per share of $3.00, the holder of each valid Right would be entitled to purchase four shares of Common Stock for $6.00.

In the event that, at any time following the Stock Acquisition Date, (i) the Company engages in a merger or other business combination transaction in which the Company is not the surviving corporation; (ii) the Company engages in a merger or other business combination transaction in which the Company is the surviving corporation and the Common Stock is changed or exchanged; or (iii) 50% or more of the Company’s assets, cash flow or earning power is sold or transferred, each holder of a Right (except Rights which have previously been voided as set forth above) shall thereafter have the right to receive, upon exercise of the Right, common stock of the acquiring company having a value equal to two times the exercise price of the Right.

The events set forth in this paragraph (a “Flip-Over Event”) and in the second preceding paragraph are referred to as the “Triggering Events.”

Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) of the Company as set forth above or in the event the Rights are redeemed.

Anti-Dilution Provisions. The Purchase Price payable, and the number of Units of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) if holders of the Preferred Stock are granted certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock, or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

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With certain exceptions, no adjustments in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. No fractional Units will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Stock on the last trading date prior to the date of exercise.

Exchange. At any time after the Stock Acquisition Date, the Board of Directors of the Company may exchange the Rights (other than Rights owned by an Acquiring Person), in whole or in part, at an exchange ratio equal to (i) a number of shares of Common Stock per Right with a value equal to the spread between the value of the number of shares of Common Stock for which the Rights may then be exercised and the Purchase Price or (ii) if prior to the acquisition by the Acquiring Person of 50% or more of the then outstanding shares of Common Stock, one share of Common Stock per Right (subject to adjustment).

Redemption. At any time until ten (10) days following the Stock Acquisition Date, the Company may redeem the Rights in whole, but not in part, at a price of $0.0001 per Right. Immediately upon the action of the Board of Directors ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the $0.0001 redemption price.

Amendments. Other than those provisions relating to the principal economic terms of the Rights, any of the provisions of the Rights Agreement may be amended by the Board of Directors of the Company prior to the Distribution Date. After the Distribution Date, the provisions of the Rights Agreement may be amended by the Board in order to cure any ambiguity, to make changes which do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person), or to shorten or lengthen any time period under the Rights Agreement; provided, however, that no amendment to adjust the time period governing redemption shall be made at such time as the Rights are not redeemable.

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FOLD AND READ THE REVERSE SIDE

PharmAthene, Inc.
One Park Place
Annapolis, MD 21401

For The Annual Meeting To Be Held June 1, 2016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF THE COMPANY

The undersigned hereby constitutes and appoints Mitchel Sayare and John Gill, and each of them, attorneys and agents, with full power of substitution, to vote as proxy all the shares of Common Stock, par value $0.0001 per share, of PharmAthene, Inc. (the “Company”) of which the undersigned is the record holder, standing in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held at 10:00 a.m. Eastern Time, on June 1, 2016 at the offices of Dentons US LLP at 1900 K Street, NW, Washington, DC 20006, and at any adjournment or postponement thereof, in accordance with the instructions noted below, and with discretionary authority with respect to such other matters as may properly come before such meeting or any adjournment or postponement thereof.  Receipt of notice of such meeting, the proxy statement dated April 29, 2016, and the Company’s annual report on Form 10-K for the year ended December 31, 2015 is hereby acknowledged.

This Proxy will be voted in accordance with the stockholder’s specifications hereon.  In the absence of any such specification, this Proxy will be voted “FOR” Proposals 1, 2 and 3.

If any other business is presented at the Annual Meeting, this proxy will be voted by the above-named proxies at the direction of a majority of the Board.  At the present time, the Board knows of no other business to be presented at the Annual Meeting.  In addition, if the Annual Meeting is required to be adjourned for any reason, this proxy will be voted by the above-named proxies at the direction of a majority of the Board.

(Continued, and to be marked, dated and signed, on the other side)

FOLD AND READ THE REVERSE SIDE

PROXY

Please mark your votes like this ☒

The undersigned hereby revokes any proxies heretofore given and directs said attorneys to act or vote as follows:

1.  To elect six directors to serve on the Company’s Board as directors, respectively, until their successors are elected and qualified.

Election of Directors

(01)  John M. Gill

(02)  Eric I. Richman

(03) Jeffrey W. Runge, M.D.

(04) Mitchel Sayare, Ph.D.

(05) Derace L. Schaffer, M.D.

(06) Steven St. Peter, M.D.

☐	Vote FOR all nominees listed (except as marked)	☐	Vote WITHHOLD AUTHORITY to vote for all nominees listed

FOR all nominees listed, except that authority to vote withheld for the following nominee(s):

Write the number(s) of the nominee(s) in the box provided to the right.

2. To ratify the Company’s Tax Benefit Preservation Plan designed to protect the tax benefits of the Company’s net operating loss carryforwards.	☐ For	☐ Against	☐ Abstain

3. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016.	☐ For	☐ Against	☐ Abstain

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature ______________________________ Signature ______________________________ Date __________ __, 2016.

NOTE:  When shares are held by joint tenants, both should sign.  When signing as attorney, trustee, administrator, executor, guardian, etc., please indicate your full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer, giving full title as such.  If a partnership, please sign in full partnership name by authorized person.

Please complete and date this proxy and return it promptly

in the enclosed postage-prepaid envelope.